UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o BlackRock Fund Advisors

400 Howard Street, San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: April 30, 2023

Date of reporting period: April 30, 2023

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2023

2023 Annual Report

iShares Trust

•	iShares Global Clean Energy ETF | ICLN | NASDAQ

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended April 30, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced strongly, while emerging market stocks declined, pressured by higher interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bonds posted a positive return as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and indicated a pause could be its next step, we believe that the Fed still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the rapid increase in interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. We also see selective, long-term opportunities in credit, where we believe that valuations are appealing, and higher yields offer attractive income. However, we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most significant opportunities in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of April 30, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	8.63%	2.66%
U.S. small cap equities (Russell 2000® Index)	(3.45)	(3.65)
International equities (MSCI Europe, Australasia, Far East Index)	24.19	8.42
Emerging market equities (MSCI Emerging Markets Index)	16.36	(6.51)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.09	2.83
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	7.14	(1.68)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	6.91	(0.43)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.65	2.87
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	6.21	1.21
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global equity markets advanced during the 12 months ended April 30, 2023 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 2.06% in U.S. dollar terms for the reporting period. In the first half of the reporting period, concerns about the state of the global economy in the face of high inflation and rapidly rising interest rates drove stocks sharply lower. However, stock prices recovered substantially in the reporting period’s second half to advance overall, as economic growth proved resilient despite its slower pace.

Inflation was a significant factor in equity markets, and while its impact varied by country, most major economies faced substantial inflation during the reporting period. This drove a wave of monetary tightening by most of the world’s central banks, which sent interest rates and borrowing costs sharply higher. The U.S. Federal Reserve Bank (“Fed”) raised interest rates eight times in an attempt to bring down inflation. Commodities prices were volatile, and as the reporting period began, disruptions in the wake of Russia’s invasion of Ukraine meant high prices for energy commodities and some food products. While oil, gas, and most other commodities declined as markets adjusted to the war’s disruption, elevated prices exacerbated inflationary pressure.

The U.S. economy recovered from a contraction in the first half of 2022 to post modest growth in the second half of 2022 and the first quarter of 2023. Consumers continued to power the economy with growing spending, despite higher prices for many consumer goods and services. The strong labor market supported spending, as unemployment remained very low, at one point dropping to the lowest recorded level since 1969. Furthermore, the labor force participation rate — which measures the total proportion of working-age persons employed or looking for work — rose, indicating that more people were being drawn into the labor force. Amid tightening labor supply, wages rose significantly, with the largest gains at the lower end of the wage spectrum.

In addition to its interest rate increases, the Fed also started to reduce the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While the Fed indicated that more tightening could be needed to achieve its long-term inflation goal, it sounded a more cautious note about the potential for further interest rate increases near the end of the reporting period.

European stocks outpaced most other regions of the globe, advancing strongly for the reporting period despite slowing economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. The conflict disrupted critical natural gas supplies, but new sources were secured and prices began to decline, while a warm winter helped to moderate consumption. The ECB responded to the highest inflation since the introduction of the euro by raising interest rates six times.

While inflation was somewhat more moderate in the Asia-Pacific region, stocks there declined amid higher interest rates and disruption from coronavirus-related lockdowns in China. However, China relaxed its strict anti-coronavirus protocols in December 2022, boosting analysts’ expectations for future growth in the region. Emerging market stocks declined notably, pressured by slowing global economic growth. The Fed’s interest rate increases weighed on emerging market equities by making U.S. assets relatively more attractive.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023	iShares® Global Clean Energy ETF

Investment Objective

The iShares Global Clean Energy ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the clean energy sector, as represented by the S&P Global Clean Energy IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	0.04%	15.20%	10.50%	0.04%	102.90%	171.34%
Fund Market	0.18	15.22	10.42	0.18	103.09	169.42
Index	(0.42)	15.40	10.11	(0.42)	104.65	161.96

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$994.90	$2.03		$1,000.00	$1,022.80	$2.06		0.41%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2023 (continued)	iShares® Global Clean Energy ETF

Portfolio Management Commentary

Clean energy stocks declined marginally for the reporting period, despite record growth in renewable energy generation capacity in 2022. Higher interest rates pressured clean energy companies, making access to financing more expensive for investments in new projects.

Indian stocks detracted the most from the Index’s return, driven by weakness in the utilities sector. A high-profile report from a U.S.-based finance firm accusing a large Indian conglomerate of fraud and market manipulation had a negative impact on India’s stock market. The report led to intensified investor scrutiny of Indian companies associated with the conglomerate, including a large company in the renewable electricity industry.

Chinese clean energy stocks detracted from the Index’s performance, most notably in the information technology sector, as higher raw material costs and lower product prices reduced the profitability of solar panel manufacturers in the semiconductors and semiconductor equipment industry. Canadian stocks in the utilities sector also declined, amid higher costs related to large wind power projects.

On the upside, U.S. stocks contributed the most to the Index’s performance, particularly the semiconductors and semiconductor equipment industry in the information technology sector. Strong demand for clean energy in the U.S. drove revenue gains for solar equipment manufacturers in the industry and allowed for favorable pricing even in the face of inflation. The passage of the Inflation Reduction Act in August 2022, which included substantial subsidies for investments in renewable energy, also supported clean energy equipment makers. Revenue growth and improved profitability drove significant gains in the industry.

Spanish utilities stocks also contributed, boosted by strength in the electric utilities industry. Investments in expanding capacity in North and South America offset declining domestic earnings. The industry also benefited from the divestment of significant assets in Latin America to fund an investment plan aimed at increasing renewable energy capacity and expanding networks.

Portfolio Information

SECTOR ALLOCATION

Industry	Percent of Total Investments(a)

Renewable Electricity	21.6%
Electric Utilities	19.8
Semiconductor Materials & Equipment	17.7
Semiconductors	11.4
Electrical Components & Equipment	10.9
Heavy Electrical Equipment	7.7
Multi-Utilities	6.2
Oil & Gas Refining & Marketing	1.5
Commodity Chemicals	1.5
Other (each representing less than 1%)	1.7

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	43.3%
China	12.6
Denmark	8.0
Spain	6.8
Brazil	4.9
Canada	4.7
Portugal	2.9
South Korea	2.8
Germany	2.2
Japan	2.2
Thailand	2.0
Switzerland	1.8
Other (each representing less than 1%)	5.8

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

Schedule of Investments April 30, 2023	iShares® Global Clean Energy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 0.8%
Verbund AG	434,638	$38,709,110

Brazil — 3.1%
AES Brasil Energia SA	5,238,116	11,215,983
Auren Energia SA	6,694,029	21,178,030
CPFL Energia SA	4,113,721	27,332,434
EDP - Energias do Brasil SA	4,084,853	18,426,800
Energisa SA	6,278,863	52,619,687
Neoenergia SA	3,250,080	10,067,311

		140,840,245

Canada — 4.6%
Ballard Power Systems Inc.(a)(b)	4,136,517	18,288,177
Boralex Inc., Class A	1,124,038	32,770,787
Brookfield Renewable Corp., Class A	923,087	30,843,376
Canadian Solar Inc.(a)(b)	849,682	31,795,100
Innergex Renewable Energy Inc.	1,838,501	18,861,988
Northland Power Inc.	3,197,489	78,494,656

		211,054,084

Chile — 0.4%
Enel Americas SA	117,103,935	15,957,179

China — 12.5%
CECEP Solar Energy Co. Ltd., Class A	6,978,200	7,024,951
CECEP Wind Power Corp, Class A	11,558,320	6,384,169
China Conch Venture Holdings Ltd.	16,060,000	25,624,138
China Datang Corp. Renewable Power Co. Ltd., Class H	51,901,000	20,155,710
China Three Gorges Renewables Group Co. Ltd., Class A	51,098,196	40,053,016
China Yangtze Power Co. Ltd., Class A	42,241,630	133,568,222
Chongqing Sanfeng Environment Group Corp. Ltd.	2,246,900	2,441,808
Chongqing Three Gorges Water Conservancy & Electric Power Co. Ltd.	2,560,000	3,375,510
COFCO Biotechnology Co. Ltd., Class L	2,497,295	2,848,296
Dajin Heavy Industry Co. Ltd.	1,138,400	5,018,129
Flat Glass Group Co. Ltd., Class H	8,836,000	24,840,667
Ginlong Technologies Co. Ltd., Class A(a)	708,150	11,669,460
Hengdian Group DMEGC Magnetics Co. Ltd.	2,177,800	5,984,102
Huaneng Lancang River Hydropower Inc.	12,049,257	12,102,955
JA Solar Technology Co. Ltd., Class A	5,886,452	34,349,796
Jiangsu Akcome Science & Technology Co. Ltd.(a)	7,996,300	3,236,401
Jiangsu GoodWe Power Supply Technology Co. Ltd., NVS	220,011	8,280,716
Jinlei Technology Co. Ltd., NVS(a)	467,200	2,691,220
LONGi Green Energy Technology Co. Ltd., Class A	10,150,340	51,281,710
Ming Yang Smart Energy Group Ltd., Class A	4,055,800	12,132,825
Risen Energy Co. Ltd.(a)	2,035,000	7,316,403
Sichuan Chuantou Energy Co. Ltd., Class A	5,971,900	12,413,931
Sineng Electric Co. Ltd.	424,100	3,397,450
Sungrow Power Supply Co. Ltd., Class A	2,651,200	43,310,685
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	5,768,800	34,690,104
Titan Wind Energy Suzhou Co. Ltd., Class A	3,217,600	6,408,486
Trina Solar Co. Ltd.	3,879,400	27,614,925
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	17,261,200	14,155,167
Xinyi Energy Holdings Ltd.	27,376,000	7,659,871

Security	Shares	Value

China (continued)
Zhejiang Windey Co. Ltd., NVS	1,253,270	$2,458,740

		572,489,563

Denmark — 7.9%
Orsted AS(c)	1,785,663	160,263,392
Vestas Wind Systems A/S(a)	7,320,609	202,565,546

		362,828,938

France — 0.4%
Neoen SA(b)(c)	626,824	18,819,308

Germany — 2.2%
Encavis AG(b)	1,557,007	26,924,244
Nordex SE(a)(b)	2,790,253	33,603,476
SMA Solar Technology AG(a)	231,979	25,092,915
VERBIO Vereinigte BioEnergie AG(b)	438,534	16,332,728

		101,953,363

India — 0.6%
NHPC Ltd., NVS	52,057,277	28,263,642

Israel — 0.6%
Energix-Renewable Energies Ltd.(b)	3,784,834	11,263,424
Enlight Renewable Energy Ltd.(a)(b)	1,067,263	17,687,128

		28,950,552

Italy — 0.6%
ERG SpA	907,284	27,398,345

Japan — 2.2%
Chubu Electric Power Co. Inc.	7,837,000	87,401,009
RENOVA Inc.(a)(b)	970,400	13,745,131

		101,146,140

New Zealand — 0.5%
Contact Energy Ltd.	1,952,293	9,468,705
Meridian Energy Ltd.	4,080,800	13,820,397

		23,289,102

Norway — 0.7%
NEL ASA(a)(b)	14,999,760	20,613,220
Scatec ASA(c)	1,390,588	9,091,153

		29,704,373

Portugal — 2.9%
EDP - Energias de Portugal SA	22,709,197	125,127,632
Greenvolt Energias Renovaveis SA(a)(b)	838,442	5,698,155

		130,825,787

South Korea — 2.8%
CS Wind Corp.(b)	668,095	37,823,567
Doosan Fuel Cell Co. Ltd.(a)(b)	906,066	20,353,386
Hanwha Solutions Corp.(a)	1,841,041	66,246,099
Hyundai Energy Solutions Co. Ltd.	114,959	3,640,571

		128,063,623

Spain — 6.7%
Corp. ACCIONA Energias Renovables SA	1,119,406	40,194,644
EDP Renovaveis SA	2,176,471	48,377,913
Iberdrola SA	14,607,559	189,286,198
Solaria Energia y Medio Ambiente SA(a)	1,812,257	28,591,453

		306,450,208

Sweden — 0.2%
PowerCell Sweden AB(a)(b)	998,230	8,473,404

Switzerland — 1.8%
BKW AG	202,014	34,594,228

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Global Clean Energy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Meyer Burger Technology AG(a)(b)	72,239,700	$46,529,042

		81,123,270

Taiwan — 0.8%
Century Iron & Steel Industrial Co. Ltd.	2,761,000	9,953,269
TSEC Corp.(a)	10,628,522	12,780,997
United Renewable Energy Co. Ltd.(a)	20,054,000	13,579,775

		36,314,041

Thailand — 2.0%
Energy Absolute PCL, NVDR	40,782,300	81,188,975
Gunkul Engineering PCL, NVDR	72,711,400	8,080,928

		89,269,903

United Kingdom — 0.2%
ReNew Energy Global PLC(a)(b)	1,861,411	9,530,424

United States — 42.9%
Altus Power Inc.(a)(b)	815,510	3,702,415
Array Technologies Inc.(a)(b)	3,122,914	63,863,591
Avangrid Inc.	1,164,633	46,888,125
Clearway Energy Inc., Class C	1,375,707	41,780,222
Consolidated Edison Inc	2,867,419	282,354,749
Enphase Energy Inc.(a)(b)	1,924,777	316,048,383
First Solar Inc.(a)(b)	1,814,970	331,377,223
FuelCell Energy Inc.(a)(b)	6,789,809	12,764,841
Gevo Inc.(a)(b)	5,293,240	6,140,158
Green Plains Inc.(a)(b)	1,049,805	35,871,837
Ormat Technologies Inc.(b)	1,171,238	100,503,933
Plug Power Inc.(a)(b)	11,705,932	105,704,566
REX American Resources Corp.(a)(b)	341,467	9,660,101
Shoals Technologies Group Inc., Class A(a)(b)	3,579,232	74,770,156
SolarEdge Technologies Inc.(a)(b)	1,247,209	356,240,307
Sunnova Energy International Inc.(a)(b)	2,205,072	39,603,093
SunPower Corp.(a)(b)	1,904,444	25,176,750
Sunrun Inc.(a)(b)	4,755,083	100,046,946
TPI Composites Inc.(a)(b)	936,072	11,569,850

		1,964,067,246

Total Common Stocks — 97.4% (Cost: $4,640,408,383)		4,455,521,850

Preferred Stocks

Brazil — 1.8%
Cia. Energetica de Minas Gerais, Preference Shares, NVS	32,700,850	80,968,663

Total Preferred Stocks — 1.8% (Cost: $74,029,531)		80,968,663

Security	Shares	Value

Rights

China — 0.0%
Xinyi Energy Holdings Ltd., (Expires 05/30/23, Strike Price HKD 2.19)(a)	2,438,800	$3

Total Rights — 0.0% (Cost: $—)		3

Total Long-Term Investments — 99.2% (Cost: $4,714,437,914)		4,536,490,516

Short-Term Securities

Money Market Funds — 15.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.02%(d)(e)(f)	709,650,701	709,863,596
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(d)(e)	14,710,000	14,710,000

Total Short-Term Securities — 15.8% (Cost: $724,327,055)		724,573,596

Total Investments — 115.0% (Cost: $5,438,764,969)		5,261,064,112

Liabilities in Excess of Other Assets — (15.0)%		(687,960,014)

Net Assets — 100.0%		$4,573,104,098

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

9

Schedule of Investments (continued) April 30, 2023	iShares® Global Clean Energy ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$691,889,565	$17,662,562	(a)	$—		$137,484	$173,985	$709,863,596	709,650,701	$4,202,436	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	27,160,000	—		(12,450,000	)(a)	—	—	14,710,000	14,710,000	344,053		5

						$137,484	$173,985	$724,573,596		$4,546,489		$5

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	61	06/16/23	$2,909	$59,223
MSCI Emerging Markets Index	121	06/16/23	5,954	58,934
S&P 500 E-Mini Index	77	06/16/23	16,126	413,116

				$531,273

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	HSBC Bank PLC (b)	02/10/28	$2,913,541	$238,300	(c)	$3,159,495	0.1%
	Monthly	JPMorgan Chase Bank NA (d)	02/08/24	5,972,847	276,886	(e)	6,194,372	0.1

					$515,186		$9,353,867

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(7,654) of net dividends, payable for referenced securities purchased and financing fees.
(e)	Amount includes $ 55,361 of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

Range:	(b) 40 basis points	(d) 40 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Global Clean Energy ETF

The following table represents the individual long positions and related values of equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2028.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks United States
Green Plains Inc.(a)	92,464	$3,159,495	100.0%

Net Value of Reference Entity — HSBC Bank PLC		$3,159,495

The following table represents the individual long positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank NA as of period end, termination date February 8, 2024.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks
United States
Green Plains Inc.(a)	181,281	$6,194,372	100.0%

Net Value of Reference Entity — JPMorgan Chase Bank NA		$6,194,372

(a)	Non-income producing security.

Balances Reported in the Statement of Assets and Liabilities for Total Return Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Total Return Swaps	$—	$—	$515,186	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$531,273	$—	$—	$—	$531,273
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$515,186	$—	$—	$—	$515,186

	$—	$—	$1,046,459	$—	$—	$—	$1,046,459

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

11

Schedule of Investments (continued) April 30, 2023	iShares® Global Clean Energy ETF

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(3,930,339)	$—	$—	$—	$(3,930,339)
Swaps	—	—	2,045,355	—	—	—	2,045,355

	$—	$—	$(1,884,984)	$—	$—	$—	$(1,884,984)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$475,972	$—	$—	$—	$475,972
Swaps	—	—	1,414,532	—	—	—	1,414,532

	$—	$—	$1,890,504	$—	$—	$—	$1,890,504

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$17,554,710
Total return swaps
Average notional value	$5,257,750

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$531,273	$—
Swaps — OTC(a)	515,186	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	1,046,459	—
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(531,273)	—

Total derivative assets and liabilities subject to an MNA	515,186	—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)

HSBC Bank PLC	$238,300	$—		$—	$—	$238,300
JPMorgan Chase Bank NA	276,886	—		—	—	276,886

	$515,186	$—		$—	$—	$515,186

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Global Clean Energy ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$2,332,691,935	$2,122,829,915	$—	$4,455,521,850
Preferred Stocks	80,968,663	—	—	80,968,663
Rights	—	3	—	3
Short-Term Securities
Money Market Funds	724,573,596	—	—	724,573,596

	$3,138,234,194	$2,122,829,918	$—	$5,261,064,112

Derivative Financial Instruments(a)
Assets
Equity Contracts	$472,050	$574,409	$—	$1,046,459

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

13

Statement of Assets and Liabilities

April 30, 2023

iShares Global Clean Energy ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$4,536,490,516
Investments, at value — affiliated(c)	724,573,596
Cash pledged for futures contracts	826,000
Foreign currency collateral pledged for futures contracts(d)	206,056
Foreign currency, at value(e)	6,314,648
Receivables:
Investments sold	165,859
Securities lending income — affiliated	235,186
Dividends — unaffiliated	13,481,536
Dividends — affiliated	29,967
Tax reclaims	1,993,028
Variation margin on futures contracts	134,297
Unrealized appreciation on OTC swaps	515,186

Total assets	5,284,965,875

LIABILITIES
Bank overdraft	142,441
Collateral on securities loaned, at value	709,898,148
Payables:
Investments purchased	349
Capital shares redeemed	207,587
Investment advisory fees	1,613,252

Total liabilities	711,861,777

NET ASSETS	$4,573,104,098

NET ASSETS CONSIST OF
Paid-in capital	$6,203,738,227
Accumulated loss	(1,630,634,129)

NET ASSETS	$4,573,104,098

NET ASSET VALUE
Shares outstanding	244,200,000

Net asset value	$18.73

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — unaffiliated	$4,714,437,914
(b) Securities loaned, at value	$690,159,701
(c) Investments, at cost — affiliated	$724,327,055
(d) Foreign currency collateral pledged, at cost	$203,532
(e) Foreign currency, at cost	$6,304,084

See notes to financial statements.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended April 30, 2023

iShares Global Clean Energy ETF

INVESTMENT INCOME
Dividends — unaffiliated	$60,848,712
Dividends — affiliated	344,053
Interest — unaffiliated	22,459
Securities lending income — affiliated — net	4,202,436
Non-cash dividends — unaffiliated	6,062,018
Foreign taxes withheld	(5,166,067)

Total investment income	66,313,611

EXPENSES
Investment advisory	20,922,219
Commitment costs	47,070

Total expenses	20,969,289

Net investment income	45,344,322

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(668,093,671)
Investments — affiliated	137,484
Capital gain distributions from underlying funds — affiliated	5
Foreign currency transactions	1,414,924
Futures contracts	(3,930,339)
In-kind redemptions — unaffiliated(a)	138,550,915
Swaps	2,045,355

(529,875,327)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	475,141,017
Investments — affiliated	173,985
Foreign currency translations	299,661
Futures contracts	475,972
Swaps	1,414,532

477,505,167

Net realized and unrealized loss	(52,370,160)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,025,838)

(a) See Note 2 of the Notes to Financial Statements.
(b) Net of reduction in deferred foreign capital gain tax of	$176,025

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Statements of Changes in Net Assets

	iShares Global Clean Energy ETF
	Year Ended 04/30/23	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$45,344,322	$61,476,052
Net realized loss	(529,875,327)	(160,644,573)
Net change in unrealized appreciation (depreciation)	477,505,167	(1,025,201,886)

Net decrease in net assets resulting from operations	(7,025,838)	(1,124,370,407)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(44,565,129)	(66,429,706)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(358,900,445)	318,441,275

NET ASSETS
Total decrease in net assets	(410,491,412)	(872,358,838)
Beginning of year	4,983,595,510	5,855,954,348

End of year	$4,573,104,098	$4,983,595,510

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Global Clean Energy ETF

	Year Ended 04/30/23	Year Ended 04/30/22	Period From 04/01/21 to 04/30/21		Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of period	$18.88	$23.19	$24.07		$9.62	$9.75	$9.47

Net investment income(a)	0.18	0.23	0.06		0.13	0.11	0.19
Net realized and unrealized gain (loss)(b)	(0.15)	(4.29)	(0.94)		14.42	(0.08)	0.32

Net increase (decrease) from investment operations	0.03	(4.06)	(0.88)		14.55	0.03	0.51

Distributions from net investment income(c)	(0.18)	(0.25)	—		(0.10)	(0.16)	(0.23)

Net asset value, end of period	$18.73	$18.88	$23.19		$24.07	$9.62	$9.75

Total Return(d)
Based on net asset value	0.04%	(17.64)%	(3.66	)%(e)	151.73%	0.12%	5.69%

Ratios to Average Net Assets(f)
Total expenses	0.41%	0.40%	0.41	%(g)	0.42%	0.46%	0.46%

Net investment income	0.90%	1.07%	3.07	%(g)	0.57%	1.01%	2.13%

Supplemental Data
Net assets, end of period (000)	$4,573,104	$4,983,596	$5,855,954		$5,642,271	$499,227	$208,595

Portfolio turnover rate(h)	51%	52%	54%		31%	37%	42%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Notes to Financial Statements

1.     ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Global Clean Energy	Non-diversified

2.     SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

3.     INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of the Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements  (continued)

4.     SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Global Clean Energy
Barclays Bank PLC	$19,058,269	$(19,058,269)	$—		$—
Barclays Capital, Inc.	9,823,692	(9,823,692)	—		—
BNP Paribas SA	39,839,799	(39,839,799)	—		—
BofA Securities, Inc.	61,958,554	(61,958,554)	—		—
Citadel Clearing LLC	3,779,160	(3,779,160)	—		—
Citigroup Global Markets, Inc.	11,672,478	(11,672,478)	—		—
Goldman Sachs & Co. LLC	145,120,278	(145,120,278)	—		—
HSBC Bank PLC	4,358,724	(4,358,724)	—		—
J.P. Morgan Securities LLC	229,901,162	(229,901,162)	—		—
Jefferies LLC	386,609	(386,609)	—		—
Macquarie Bank Ltd.	335,195	(335,195)	—		—
Morgan Stanley	109,707,364	(109,707,364)	—		—
National Financial Services LLC	11,459,129	(11,459,129)	—		—
Natixis SA	1,259,967	(1,259,967)	—		—
Nomura Securities International, Inc.	1,286,056	(1,286,056)	—		—
RBC Capital Markets LLC	279,140	(279,140)	—		—
Scotia Capital (USA), Inc.	1,636,756	(1,636,756)	—		—
SG Americas Securities LLC	2,776,488	(2,776,488)	—		—
State Street Bank & Trust Co.	3,663,729	(3,663,729)	—		—
Toronto-Dominion Bank	4,921,628	(4,921,628)	—		—
UBS AG	19,383,590	(19,383,590)	—		—
UBS Securities LLC	489,070	(489,070)	—		—
Virtu Americas LLC	6,518,740	(6,518,740)	—		—
Wells Fargo Bank N.A.	544,124	(544,124)	—		—

	$690,159,701	$(690,159,701)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.     DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

Total return swaps are entered into by the Fund to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements  (continued)

the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparty are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.     INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $10 billion	0.4800%
Over $10 billion, up to and including $20 billion	0.4300
Over $20 billion, up to and including $30 billion	0.3800
Over $30 billion, up to and including $40 billion	0.3420
Over $40 billion	0.3078

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its Statement of Operations. For the year endedApril 30, 2023, the Fund paid BTC $1,181,269 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2023, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Global Clean Energy	$25,385,649	$1,569,227	$(526,931)

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.     PURCHASES AND SALES

For the year ended April 30, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Global Clean Energy	$2,590,068,269	$2,634,267,710

For the year ended April 30, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Global Clean Energy	$268,471,503	$579,744,833

8.     INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Global Clean Energy	$125,016,641	$(125,016,641)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/23	Year Ended 04/30/22
Global Clean Energy
Ordinary income	$44,565,129	$66,429,706

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements  (continued)

As of April 30, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total
Global Clean Energy	$20,604,956	$(1,384,410,420)		$(266,828,665)		$(1,630,634,129)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and accounting for swap agreements.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Clean Energy	$5,528,040,187	$439,796,583	$(706,772,659)	$(266,976,076)

9.     LINE OF CREDIT

The Fund, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended April 30, 2023, the Fund did not borrow under the Syndicated Credit Agreement.

10.   PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Fund invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.   CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/23		Year Ended 04/30/22
iShares ETF	Shares	Amount	Shares	Amount

Global Clean Energy
Shares sold	16,300,000	$333,990,804	49,000,000	$1,087,738,922
Shares redeemed	(36,000,000)	(692,891,249)	(37,600,000)	(769,297,647)

	(19,700,000)	$(358,900,445)	11,400,000	$318,441,275

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements  (continued)

12.   SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of iShares Global Clean Energy ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Global Clean Energy ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of April 30, 2023, the related statement of operations for the year ended April 30, 2023, the statements of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the two years in the period ended April 30, 2023, for the period from April 1, 2021 to April 30, 2021 and for each of the three years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2023 and the financial highlights for each of the two years in the period ended April 30, 2023, for the period from April 1, 2021 to April 30, 2021 and for each of the three years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	27

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2023:

iShares ETF	Qualified Dividend Income
Global Clean Energy	$54,929,288

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
Global Clean Energy	28.05%

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Global Clean Energy ETF (the “Fund” or “ETF”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on December 9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Fund, as the program administrator for the Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40Act Liquidity Risk Management Committee (the “Committee”).At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, the imposition of capital controls in certain non-U.S. countries, Russian sanctions and the closure of the Russian securities market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	29

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

April 30, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Global Clean Energy(a)	$0.157993	$—	$0.018709	$0.176702	89%	—%	11%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of April 30, 2023. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito (a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji (b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	31

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Chair (1994-2005) and Member (1992-2021) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020); Director of the Jackson Hole Center for the Arts (since 2021); Member of the Wyoming State Investment Funds Committee (since 2022).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (1967)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	33

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	35

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-408-0423

APRIL 30, 2023

2023 Annual Report

iShares Trust

•  iShares International Select Dividend ETF | IDV | Cboe BZX

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended April 30, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced strongly, while emerging market stocks declined, pressured by higher interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bonds posted a positive return as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and indicated a pause could be its next step, we believe that the Fed still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the rapid increase in interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. We also see selective, long-term opportunities in credit, where we believe that valuations are appealing, and higher yields offer attractive income. However, we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most significant opportunities in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of April 30, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	8.63%	2.66%

U.S. small cap equities (Russell 2000® Index)	(3.45)	(3.65)

International equities (MSCI Europe, Australasia, Far East Index)	24.19	8.42

Emerging market equities (MSCI Emerging Markets Index)	16.36	(6.51)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.09	2.83

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	7.14	(1.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	6.91	(0.43)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.65	2.87

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	6.21	1.21

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global equity markets advanced during the 12 months ended April 30, 2023 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 2.06% in U.S. dollar terms for the reporting period. In the first half of the reporting period, concerns about the state of the global economy in the face of high inflation and rapidly rising interest rates drove stocks sharply lower. However, stock prices recovered substantially in the reporting period’s second half to advance overall, as economic growth proved resilient despite its slower pace.

Inflation was a significant factor in equity markets, and while its impact varied by country, most major economies faced substantial inflation during the reporting period. This drove a wave of monetary tightening by most of the world’s central banks, which sent interest rates and borrowing costs sharply higher. The U.S. Federal Reserve Bank (“Fed”) raised interest rates eight times in an attempt to bring down inflation. Commodities prices were volatile, and as the reporting period began, disruptions in the wake of Russia’s invasion of Ukraine meant high prices for energy commodities and some food products. While oil, gas, and most other commodities declined as markets adjusted to the war’s disruption, elevated prices exacerbated inflationary pressure.

The U.S. economy recovered from a contraction in the first half of 2022 to post modest growth in the second half of 2022 and the first quarter of 2023. Consumers continued to power the economy with growing spending, despite higher prices for many consumer goods and services. The strong labor market supported spending, as unemployment remained very low, at one point dropping to the lowest recorded level since 1969. Furthermore, the labor force participation rate — which measures the total proportion of working-age persons employed or looking for work — rose, indicating that more people were being drawn into the labor force. Amid tightening labor supply, wages rose significantly, with the largest gains at the lower end of the wage spectrum.

In addition to its interest rate increases, the Fed also started to reduce the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While the Fed indicated that more tightening could be needed to achieve its long-term inflation goal, it sounded a more cautious note about the potential for further interest rate increases near the end of the reporting period.

European stocks outpaced most other regions of the globe, advancing strongly for the reporting period despite slowing economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. The conflict disrupted critical natural gas supplies, but new sources were secured and prices began to decline, while a warm winter helped to moderate consumption. The ECB responded to the highest inflation since the introduction of the euro by raising interest rates six times.

While inflation was somewhat more moderate in the Asia-Pacific region, stocks there declined amid higher interest rates and disruption from coronavirus-related lockdowns in China. However, China relaxed its strict anti-coronavirus protocols in December 2022, boosting analysts’ expectations for future growth in the region. Emerging market stocks declined notably, pressured by slowing global economic growth. The Fed’s interest rate increases weighed on emerging market equities by making U.S. assets relatively more attractive.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023	iShares® International Select Dividend ETF

Investment Objective

The iShares International Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in non-U.S. developed markets, as represented by the Dow Jones EPAC Select Dividend IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(0.06)%	2.28%	3.08%	(0.06)%	11.92%	35.48%
Fund Market	(0.18)	2.31	3.06	(0.18)	12.09	35.18
Index	(1.48)	2.11	3.09	(1.48)	11.02	35.53

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

	Actual				Hypothetical 5% Return

Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,213.80	$ 2.74		$ 1,000.00	$ 1,022.30	$ 2.51		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2023 (continued)	iShares® International Select Dividend ETF

Portfolio Management Commentary

International dividend stocks declined moderately during the reporting period amid rapidly rising interest rates and a weakening global economy. Stocks in the U.K. detracted the most from the Index’s return, as supply chain-induced material shortages, rising labor costs, and planning delays weighed on homebuilding companies. Higher mortgage rates reduced affordability for many first-time home buyers, slowing sales and reducing the pool of prospective buyers. The reduction in the forecasted number of completed homes increased investor concerns of a slowdown in the pace of the housing market.

Financials stocks in the Republic of Korea also detracted from the Index’s return as the South Korean won weakened against the U.S. dollar amid a downturn in the country’s economy following a slump in semiconductor chip demand. Dividends of South Korean diversified banks were lower than expected. Lastly, stocks in Australia further detracted from the Index’s return as high interest rates and rising inflation slowed growth and increased investors’ concerns over possible bank failures.

On the other hand, Japanese stocks were the most significant contributors to the Index’s return during the reporting period. Japan’s marine transportation companies maintained high dividend payouts as they continued to benefit from the increase in global shipping demand that began during the pandemic, despite a declining import trend for retail goods.

Spanish stocks also contributed, with construction and engineering companies benefiting from the largest annual increase in housing prices since the global financial crisis. Spain’s largest construction company also reported higher sales growth in global markets, particularly in Australia and the U.S.

French energy companies further contributed as high oil and gas prices allowed integrated oil and gas companies to raise dividends and record all-time high profits. Europe’s embargo on Russian oil products following the invasion of Ukraine led to higher production demand and sales of French natural gas.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	26.1%
Utilities	16.1
Industrials	16.0
Materials	15.6
Consumer Discretionary	6.6
Energy	6.3
Communication Services	4.9
Real Estate	4.5
Consumer Staples	3.6
Information Technology	0.3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United Kingdom	14.9%
Canada	10.4
Australia	8.7
South Korea	8.6
Spain	7.6
Japan	7.3
Hong Kong	7.1
Italy	7.0
France	5.9
Belgium	3.0
Norway	2.8
Netherlands	2.8
Sweden	2.2
Denmark	2.2
Finland	2.1
Switzerland	2.0
Germany	1.8
Israel	1.6
New Zealand	1.2
Other (each representing less than 1%)	0.8

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

Schedule of Investments April 30, 2023	iShares® International Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.6%
APA Group	3,577,333	$24,423,991
BHP Group Ltd.	5,525,392	163,979,675
Fortescue Metals Group Ltd.	6,025,245	84,302,932
Harvey Norman Holdings Ltd.	5,449,055	13,086,488
JB Hi-Fi Ltd.	1,964,673	58,145,901
Magellan Financial Group Ltd.	2,642,727	14,322,262
Perpetual Ltd.	1,944,075	31,771,753
Super Retail Group Ltd.	2,993,337	27,013,639
Viva Energy Group Ltd.(a)	6,046,930	12,498,995

		429,545,636

Austria — 0.4%
Oesterreichische Post AG	564,954	21,762,728

Belgium — 2.9%
Ageas SA/NV	2,738,223	122,003,061
Proximus SADP	2,962,267	25,252,084

		147,255,145

Canada — 10.2%
Bank of Nova Scotia (The)	2,184,676	109,052,395
Birchcliff Energy Ltd.	3,321,155	20,125,241
Canadian Utilities Ltd., Class A, NVS	1,849,910	53,482,655
Emera Inc.	1,861,050	79,189,233
Great-West Lifeco Inc.	2,069,205	58,829,964
IGM Financial Inc.	1,418,174	43,523,397
Labrador Iron Ore Royalty Corp.	1,265,532	28,536,002
Manulife Financial Corp.	1,963,938	38,775,762
Peyto Exploration & Development Corp.	3,142,738	28,624,119
Power Corp. of Canada	1,930,162	51,699,878

		511,838,646

Denmark — 2.2%
AP Moller - Maersk A/S, Class A	55,213	98,676,260
D/S Norden A/S	151,309	9,507,754

		108,184,014

Finland — 2.1%
Fortum OYJ	5,502,933	82,191,701
Metsa Board OYJ, Class B	3,168,553	22,847,935

		105,039,636

France — 5.7%
ALD SA(a)	2,001,965	24,117,413
Bouygues SA	1,748,409	64,025,406
Nexity SA	931,737	24,444,001
Orange SA	2,054,382	26,739,661
Rubis SCA	1,764,326	52,142,444
TotalEnergies SE	1,517,351	96,958,594

		288,427,519

Germany — 1.7%
Freenet AG	432,890	12,341,266
Hapag-Lloyd AG(a)(b)	120,416	37,443,585
Mercedes-Benz Group AG	427,417	33,332,545

		83,117,396

Hong Kong — 7.0%
CK Hutchison Holdings Ltd.	13,316,500	89,026,493
CK Infrastructure Holdings Ltd.	10,755,000	61,232,347
Henderson Land Development Co. Ltd.	15,335,000	54,603,714
Hysan Development Co. Ltd.	11,713,000	33,101,471
Kerry Properties Ltd.	10,608,000	27,369,757
New World Development Co. Ltd.	21,071,750	56,195,752

Security	Shares	Value

Hong Kong (continued)
PCCW Ltd.	22,593,000	$11,785,141
VTech Holdings Ltd.	2,751,700	16,519,930

		349,834,605

Israel — 1.6%
ICL Group Ltd.	12,858,150	79,859,699

Italy — 6.8%
A2A SpA	7,187,974	12,682,354
Anima Holding SpA(a)	4,351,440	18,082,045
Azimut Holding SpA	2,121,235	47,380,062
Enel SpA	8,029,729	54,860,028
Eni SpA	7,679,992	116,024,847
Italgas SpA	6,137,216	40,072,827
Snam SpA	6,290,009	34,957,833
UnipolSai Assicurazioni SpA	7,242,274	19,483,179

		343,543,175

Japan — 7.2%
Haseko Corp.	1,756,700	21,446,363
Mitsui OSK Lines Ltd.	5,506,800	136,516,917
MS&AD Insurance Group Holdings Inc.	1,558,500	51,153,557
Nippon Yusen KK	5,021,300	118,697,958
Sojitz Corp.	1,628,080	34,289,825

		362,104,620

Netherlands — 2.7%
Flow Trades Ltd., NVS	604,170	14,965,727
NN Group NV	2,338,946	87,220,145
SBM Offshore NV	2,455,372	34,705,729

		136,891,601

New Zealand — 1.1%
Spark New Zealand Ltd.	17,738,781	57,476,324

Norway — 2.8%
Norsk Hydro ASA	1,963,093	14,446,520
Yara International ASA	3,076,702	123,895,180

		138,341,700

Singapore — 0.4%
Golden Agri-Resources Ltd.	106,490,500	22,023,626

South Korea — 7.4%
BNK Financial Group Inc.	3,104,927	15,446,747
DB Insurance Co. Ltd.	947,953	59,589,793
DGB Financial Group Inc.	2,719,839	13,947,601
Hana Financial Group Inc.	2,515,145	79,034,997
Industrial Bank of Korea	3,129,997	23,571,268
KB Financial Group Inc.	1,901,647	70,581,906
Samsung Securities Co. Ltd.	1,225,830	31,117,380
Shinhan Financial Group Co. Ltd.	1,844,119	48,279,786
Woori Financial Group Inc.	3,163,816	27,826,545

		369,396,023

Spain — 7.4%
ACS Actividades de Construccion y Servicios SA	3,548,792	122,015,944
Cia. de Distribucion Integral Logista Holdings SA	1,214,843	32,991,353
Enagas SA	3,174,475	63,555,167
Mapfre SA	3,649,864	7,311,138
Naturgy Energy Group SA	2,330,935	72,576,668
Red Electrica Corp. SA	3,200,159	58,183,171
Telefonica SA	3,866,163	17,560,843

		374,194,284

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® International Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden — 2.2%
Samhallsbyggnadsbolaget i Norden AB(b)	21,243,847	$24,989,267
Telia Co. AB	30,272,262	84,283,125

		109,272,392

Switzerland — 2.0%
Swiss Re AG	186,727	18,804,139
Zurich Insurance Group AG	164,394	79,723,231

		98,527,370

United Kingdom — 14.6%
abrdn PLC	3,611,822	9,678,702
Ashmore Group PLC	3,750,690	11,496,606
British American Tobacco PLC	4,201,888	155,242,093
Centamin PLC	3,510,872	4,556,686
IG Group Holdings PLC	3,131,746	28,910,771
Jupiter Fund Management PLC	3,379,504	5,531,072
Legal & General Group PLC	4,116,669	12,146,322
National Grid PLC	2,836,611	40,671,116
Persimmon PLC	6,781,658	112,234,398
Phoenix Group Holdings PLC	4,477,473	33,359,648
Rio Tinto PLC	3,921,372	249,290,880
SSE PLC	2,845,764	65,660,762
Vodafone Group PLC	4,554,390	5,470,393

		734,249,449

Total Common Stocks — 97.0% (Cost: $5,061,101,440)		4,870,885,588

Preferred Stocks

Germany — 0.0%
Schaeffler AG, Preference Shares, NVS	438,788	3,187,565

Security	Shares	Value

South Korea — 1.1%
Hyundai Motor Co., Series 2, Preference Shares, NVS	663,814	$55,064,677

Total Preferred Stocks — 1.1% (Cost: $51,694,454)		58,252,242

Total Long-Term Investments — 98.1% (Cost: $5,112,795,894)		4,929,137,830

Short-Term Securities

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.02%(c)(d)(e)	68,472,457	68,492,998
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(c)(d)	4,300,000	4,300,000

Total Short-Term Securities — 1.5% (Cost: $72,777,323)		72,792,998

Total Investments — 99.6% (Cost: $5,185,573,217)		5,001,930,828

Other Assets Less Liabilities — 0.4%		20,645,970

Net Assets — 100.0%		$5,022,576,798

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$68,470,737	(a)	$—	$6,586	$15,675	$68,492,998	68,472,457	$3,336,320	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,240,000	2,060,000	(a)	—	—	—	4,300,000	4,300,000	152,066		4

					$6,586	$15,675	$72,792,998		$3,488,386		$4

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) April 30, 2023	iShares® International Select Dividend ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
SPI 200 Index	118	06/15/23	$14,392	$411,133
Euro STOXX 50 Index	366	06/16/23	17,451	383,238
FTSE 100 Index	294	06/16/23	29,052	776,766

				$1,571,137

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	08/19/26	$16,540,736	$1,007,109	(c)	$16,701,887	0.3%
	Monthly	HSBC Bank PLC(d)	02/10/28	2,538,998	(1,381	)(e)	2,540,699	0.1
	Monthly	JPMorgan Chase Bank NA(f)	02/08/24	9,177,075	(41,087	)(g)	9,148,731	0.2

					$964,641		$28,391,317

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $845,958 of net dividends and financing fees.
(e)	Amount includes $(3,082) of net dividends, payable for referenced securities purchased and financing fees.
(g)	Amount includes $(12,743) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	45 basis points	45 basis points	40 basis points
Benchmarks:	EUR - 1D Euro Short Term Rate (ESTR)	EUR - 1D Euro Short Term Rate (ESTR)	EUR - 1D Euro Short Term Rate (ESTR)

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® International Select Dividend ETF

The following table represents the individual long positions and related values of equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date August 19, 2026.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Spain
Enagas SA	818,546	$16,257,491	97.3%
Red Electrica Corp. SA	24,480	444,396	2.7

Net Value of Reference Entity — Goldman Sachs Bank USA		$16,701,887

The following table represents the individual long positions and related values of equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2028.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Spain
Enagas SA	122,781	$2,442,086	96.1%
Red Electrica Corp. SA	5,476	98,613	3.9

Net Value of Reference Entity — HSBC Bank PLC		$2,540,699

The following table represents the individual long positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank NA as of period end, termination date February 8, 2024.

	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Spain
Enagas SA	461,283	$9,146,930	100.0%
Red Electrica Corp. SA	100	1,801	0.0

Net Value of Reference Entity — JPMorgan Chase Bank NA		$9,148,731

Balances Reported in the Statement of Assets and Liabilities for Total Return Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Total Return Swaps	$—	$—	$1,007,109	$(42,468)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,571,137	$—	$—	$—	$1,571,137
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$1,007,109	$—	$—	$—	$1,007,109

	$—	$—	$2,578,246	$—	$—	$—	$2,578,246

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$42,468	$—	$—	$—	$42,468

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) April 30, 2023	iShares® International Select Dividend ETF

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$1,325,441	$—	$—	$—	$1,325,441
Swaps	—	—	178,131	—	—	—	178,131

	$—	$—	$1,503,572	$—	$—	$—	$1,503,572

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$2,408,585	$—	$—	$—	$2,408,585
Swaps	—	—	964,641	—	—	—	964,641

	$—	$—	$3,373,226	$—	$—	$—	$3,373,226

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$41,946,557
Total return swaps
Average notional value	$14,332,456

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$1,571,137	$—
Swaps - OTC	1,007,109	42,468

Total derivative assets and liabilities in the Statement of Assets and Liabilities	2,578,246	42,468
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,571,137)	—

Total derivative assets and liabilities subject to an MNA	1,007,109	42,468

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available		Non-Cash Collateral	Cash Collateral		Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Received	Received	(b)	Assets	(c)

Goldman Sachs Bank USA	$1,007,109	$—		$—	$(460,000)		$547,109

	Derivative Liabilities Subject to an MNA by	Derivatives Available		Non-Cash Collateral	Cash Collateral		Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Pledged	Pledged	(b)	Liabilities	(d)

HSBC Bank PLC	$1,381	$—		$—	$—		$1,381
JPMorgan Chase Bank NA	41,087	—		—	—		41,087

	$42,468	$—		$—	$—		$42,468

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® International Select Dividend ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$526,804,373	$4,344,081,215	$—	$4,870,885,588
Preferred Stocks	—	58,252,242	—	58,252,242
Short-Term Securities
Money Market Funds	72,792,998	—	—	72,792,998

	$599,597,371	$4,402,333,457	$—	$5,001,930,828

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$2,578,246	$—	$2,578,246
Liabilities
Equity Contracts	—	(42,468)	—	(42,468)

	$—	$2,535,778	$—	2,535,778

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	13

Statement of Assets and Liabilities

April 30, 2023

iShares International Select Dividend ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$4,929,137,830
Investments, at value — affiliated(c)	72,792,998
Cash	5,103
Foreign currency collateral pledged for futures contracts(d)	4,196,165
Foreign currency, at value(e)	36,865,222
Receivables:
Investments sold	771,334
Securities lending income — affiliated	891,500
Capital shares sold	89,573
Dividends — unaffiliated	35,845,580
Dividends — affiliated	12,700
Tax reclaims	17,938,019
Variation margin on futures contracts	249,554
Foreign withholding tax claims	1,587,309
Unrealized appreciation on OTC swaps	1,007,109

Total assets	5,101,389,996

LIABILITIES
Cash received as collateral for OTC swaps	460,000
Collateral on securities loaned, at value	68,470,737
Payables:
Investments purchased	2,941,571
Investment advisory fees	2,015,804
IRS compliance fee for foreign withholding tax claims	4,707,032
Professional fees	175,586
Unrealized depreciation on OTC swaps	42,468

Total liabilities	78,813,198

NET ASSETS	$5,022,576,798

NET ASSETS CONSIST OF
Paid-in capital	$6,342,615,968
Accumulated loss	(1,320,039,170)

NET ASSETS	$5,022,576,798

NET ASSETVALUE
Shares outstanding	178,500,000

Net asset value	$28.14

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — unaffiliated	$5,112,795,894
(b) Securities loaned, at value	$61,383,400
(c) Investments, at cost — affiliated	$72,777,323
(d) Foreign currency collateral pledged, at cost	$4,266,186
(e) Foreign currency, at cost	$36,707,904

See notes to financial statements.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended April 30, 2023

iShares International Select Dividend ETF

INVESTMENT INCOME
Dividends — unaffiliated	$388,837,483
Dividends — affiliated	152,066
Interest — unaffiliated	55,840
Securities lending income — affiliated — net	3,336,320
Other income — unaffiliated	1,411,787
Foreign taxes withheld	(33,024,469)
Foreign withholding tax claims	7,652,801
IRS compliance fee for foreign withholding tax claims	1,145,924

Total investment income	369,567,752

EXPENSES
Investment advisory	22,491,400
Professional	906,474
Commitment costs	24,105

Total expenses	23,421,979

Net investment income	346,145,773

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(169,332,940)
Investments — affiliated	6,586
Capital gain distributions from underlying funds — affiliated	4
Foreign currency transactions	(3,474,919)
Futures contracts	1,325,441
In-kind redemptions — unaffiliated(a)	12,609,063
Swaps	178,131

(158,688,634)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(225,308,156)
Investments — affiliated	15,675
Foreign currency translations	2,404,292
Futures contracts	2,408,585
Swaps	964,641

(219,514,963)

Net realized and unrealized loss	(378,203,597)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(32,057,824)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Statements of Changes in Net Assets

	iShares International Select Dividend ETF

	Year Ended 04/30/23	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$346,145,773	$275,040,603
Net realized gain (loss)	(158,688,634)	150,212,849
Net change in unrealized appreciation (depreciation)	(219,514,963)	(530,587,837)

Net decrease in net assets resulting from operations	(32,057,824)	(105,334,385)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(304,367,747)	(239,788,045)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	749,314,980	624,868,028

NET ASSETS
Total increase in net assets	412,889,409	279,745,598
Beginning of year	4,609,687,389	4,329,941,791

End of year	$5,022,576,798	$4,609,687,389

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares International Select Dividend ETF

	Year Ended 04/30/23		Year Ended 04/30/22		Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of year	$30.17		$32.41		$24.14	$31.59	$34.11

Net investment income(a)	2.06	(b)	1.95	(b)	1.35	1.83	1.71

Net realized and unrealized gain (loss)(c)	(2.25)		(2.48)		8.19	(7.10)	(2.48)

Net increase (decrease) from investment operations	(0.19)		(0.53)		9.54	(5.27)	(0.77)

Distributions from net investment income(d)	(1.84)		(1.71)		(1.27)	(2.18)	(1.75)

Net asset value, end of year	$28.14		$30.17		$32.41	$24.14	$31.59

Total Return(e)

Based on net asset value	(0.06	)%(b)	(1.76	)%(b)	40.57%	(17.15)%	(2.13)%

Ratios to Average Net Assets(f)

Total expenses	0.51%		0.54%		0.49%	0.49%	0.49%

Total expenses after fees waived	0.51%		0.54%		0.49%	0.49%	0.49%

Total expenses excluding professional fees for foreign withholding tax claims	0.49%		0.49%		N/A	N/A	0.49%

Net investment income	7.58	%(b)	6.12	%(b)	4.87%	6.06%	5.39%

Supplemental Data

Net assets, end of year (000)	$5,022,577		$4,609,687		$4,329,942	$3,421,123	$4,377,418

Portfolio turnover rate(g)	29%		36%		86%	12%	35%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended April 30 2023 and April 30 2022 respectively:

• Net investment income per share by $0.04 and $0.13.

• Total return by 0.13% and 0.39%.

• Ratio of net investment income to average net assets by 0.15% and 0.41%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification

International Select Dividend	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of the Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

International Select Dividend
BofA Securities, Inc.	$6,338,755	$(6,338,755)	$—		$—
Goldman Sachs & Co. LLC	37,910,261	(37,910,261)	—		—
Morgan Stanley	17,134,384	(17,134,384)	—		—

	$61,383,400	$(61,383,400)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

Total return swaps are entered into by the Fund to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparty are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $12 billion	0.5000%
Over $12 billion, up to and including $18 billion	0.4750
Over $18 billion, up to and including $24 billion	0.4513
Over $24 billion, up to and including $30 billion	0.4287
Over $30 billion	0.4073

Expense Waivers: BFAmay from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). BFA has elected to implement a voluntary fee waiver for the Fund in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

For the year ended April 30, 2023, there were no fees waived by BFA pursuant to this arrangement.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its Statement of Operations. For the year endedApril 30, 2023, the Fund paid BTC $724,550 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2023, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

International Select Dividend	$1,321,033	$15,820,782	$(11,975,646)

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Notes to Financial Statements  (continued)

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended April 30, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

International Select Dividend	$1,532,613,021	$1,297,284,682

For the year ended April 30, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

International Select Dividend	$601,070,121	$90,552,600

8.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

International Select Dividend	$2,007,072	$(2,007,072)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/23	Year Ended 04/30/22

International Select Dividend
Ordinary income	$304,367,747	$239,788,045

As of April 30, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total

International Select Dividend	$84,097,354	$(1,155,168,435)		$(248,968,089)		$(1,320,039,170)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, accounting for swap agreements and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements  (continued)

As of April 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

International Select Dividend	$5,250,940,887	$360,156,099	$(608,755,023)	$(248,598,924)

9.	LINE OF CREDIT

The Fund, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended April 30, 2023, the Fund did not borrow under the Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/23		Year Ended 04/30/22

iShares ETF	Shares	Amount	Shares	Amount

International Select Dividend
Shares sold	29,750,000	$855,301,402	21,900,000	$708,294,656
Shares redeemed	(4,050,000)	(105,986,422)	(2,700,000)	(83,426,628)

	25,700,000	$749,314,980	19,200,000	$624,868,028

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements  (continued)

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares International Select Dividend ETF has filed claims to recover taxes withheld by Sweden on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded a receivable for all recoverable taxes withheld by Sweden based upon determinations made by Swedish tax authorities. Professional and other fees associated with the filing of tax claims in Sweden that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. The Fund continues to evaluate developments in Sweden, for potential impacts to the receivables and associated professional fees payable. Swedish tax claims receivable and related liabilities are disclosed in the Statement of Assets and Liabilities. Collection of this receivable, and any subsequent payment of associated liabilities, depends upon determinations made by Swedish tax authorities.

The iShares International Select Dividend ETF is seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statement of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of iShares International Select Dividend ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares International Select Dividend ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of April 30, 2023, the related statement of operations for the year ended April 30, 2023, the statements of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2023 and the financial highlights for each of the five years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	27

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2023:

iShares ETF	Qualified Dividend Income

International Select Dividend	$339,437,836

The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended April 30, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

International Select Dividend	$389,743,958	$24,730,575

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Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares International Select Dividend ETF (the “Fund” or “ETF”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on December 9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Fund, as the program administrator for the Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40Act Liquidity Risk Management Committee (the “Committee”).At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, the imposition of capital controls in certain non-U.S. countries, Russian sanctions and the closure of the Russian securities market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	29

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of April 30, 2023. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	31

Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Chair (1994-2005) and Member (1992-2021) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020); Director of the Jackson Hole Center for the Arts (since 2021); Member of the Wyoming State Investment Funds Committee (since 2022).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (1967)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary. Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	33

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	35

Want to know more?

iShares.com      |    1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-406-0423

APRIL 30, 2023

2023 Annual Report

iShares Trust

•	iShares Environmentally Aware Real Estate ETF | ERET | NASDAQ
•	iShares Global REIT ETF | REET | NYSE Arca
•	iShares International Developed Real Estate ETF | IFGL | NASDAQ

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended April 30, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced strongly, while emerging market stocks declined, pressured by higher interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bonds posted a positive return as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and indicated a pause could be its next step, we believe that the Fed still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the rapid increase in interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. We also see selective, long-term opportunities in credit, where we believe that valuations are appealing, and higher yields offer attractive income. However, we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most significant opportunities in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of April 30, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	8.63%	2.66%

U.S. small cap equities (Russell 2000® Index)	(3.45)	(3.65)

International equities (MSCI Europe, Australasia, Far East Index)	24.19	8.42

Emerging market equities (MSCI Emerging Markets Index)	16.36	(6.51)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.09	2.83

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	7.14	(1.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	6.91	(0.43)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.65	2.87

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	6.21	1.21

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global equity markets advanced during the 12 months ended April 30, 2023 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 2.06% in U.S. dollar terms for the reporting period. In the first half of the reporting period, concerns about the state of the global economy in the face of high inflation and rapidly rising interest rates drove stocks sharply lower. However, stock prices recovered substantially in the reporting period’s second half to advance overall, as economic growth proved resilient despite its slower pace.

Inflation was a significant factor in equity markets, and while its impact varied by country, most major economies faced substantial inflation during the reporting period. This drove a wave of monetary tightening by most of the world’s central banks, which sent interest rates and borrowing costs sharply higher. The U.S. Federal Reserve Bank (“Fed”) raised interest rates eight times in an attempt to bring down inflation. Commodities prices were volatile, and as the reporting period began, disruptions in the wake of Russia’s invasion of Ukraine meant high prices for energy commodities and some food products. While oil, gas, and most other commodities declined as markets adjusted to the war’s disruption, elevated prices exacerbated inflationary pressure.

The U.S. economy recovered from a contraction in the first half of 2022 to post modest growth in the second half of 2022 and the first quarter of 2023. Consumers continued to power the economy with growing spending, despite higher prices for many consumer goods and services. The strong labor market supported spending, as unemployment remained very low, at one point dropping to the lowest recorded level since 1969. Furthermore, the labor force participation rate — which measures the total proportion of working-age persons employed or looking for work — rose, indicating that more people were being drawn into the labor force. Amid tightening labor supply, wages rose significantly, with the largest gains at the lower end of the wage spectrum.

In addition to its interest rate increases, the Fed also started to reduce the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While the Fed indicated that more tightening could be needed to achieve its long-term inflation goal, it sounded a more cautious note about the potential for further interest rate increases near the end of the reporting period.

European stocks outpaced most other regions of the globe, advancing strongly for the reporting period despite slowing economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. The conflict disrupted critical natural gas supplies, but new sources were secured and prices began to decline, while a warm winter helped to moderate consumption. The ECB responded to the highest inflation since the introduction of the euro by raising interest rates six times.

While inflation was somewhat more moderate in the Asia-Pacific region, stocks there declined amid higher interest rates and disruption from coronavirus-related lockdowns in China. However, China relaxed its strict anti-coronavirus protocols in December 2022, boosting analysts’ expectations for future growth in the region. Emerging market stocks declined notably, pressured by slowing global economic growth. The Fed’s interest rate increases weighed on emerging market equities by making U.S. assets relatively more attractive.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023	iShares® Environmentally Aware Real Estate ETF

Investment Objective

The iShares Environmentally Aware Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of developed market real estate equities while targeting increased exposure to green certification and energy efficiency relative to the parent index as represented by FTSE EPRA Nareit Developed Green Target Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in that Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	1.64%
Fund Market	1.99
Index	1.24

For the fiscal period ended April 30, 2023, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was November 15, 2022. The first day of secondary market trading was November 17, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (11/15/22)	(a)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(b)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 1,016.40	$ 1.38		$ 1,000.00	$ 1,023.30	$ 1.51		0.30%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 166/365 for actual expenses and 181/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

INDUSTRY ALLOCATION
Industry	Percent of Total Investments	(a)
Retail REITs	15.3%
Industrial REITs	15.0
Multi-Family Residential REITs	11.5
Data Center REITs	8.2
Office REITs	8.2
Real Estate Operating Companies	8.2
Diversified REITs	6.8
Diversified Real Estate Activities	5.4
Health Care REITs	5.4
Self Storage REITs	4.8
Single-Family Residential REITs	3.4
Other Specialized REITs	3.0
Hotel & Resort REITs	2.3
Real Estate Development	1.6
Other (each representing less than 1%)	0.9

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments	(a)
United States	57.7%
Japan	10.5
Hong Kong	6.9
Singapore	6.0
Australia	4.6
United Kingdom	3.7
Canada	2.1
Germany	1.8
Sweden	1.7
France	1.5

(a)	Excludes money market funds.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2023	iShares® Global REIT ETF

Investment Objective

The iShares Global REIT ETF (the “Fund”) seeks to track the investment results of an index composed of global real estate equities in developed and emerging markets, as represented by the FTSE EPRA Nareit Global REITS Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(14.12)%	2.60%	3.23%	(14.12)%	13.70%	32.38%
Fund Market	(13.74)	2.64	3.25	(13.74)	13.92	32.53
Index	(15.02)	1.78	2.44	(15.02)	9.21	23.67

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was July 8, 2014. The first day of secondary market trading was July 10, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,061.10	$ 0.72		$ 1,000.00	$ 1,024.10	$ 0.70		0.14%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023 (continued)	iShares® Global REIT ETF

Portfolio Management Commentary

Real estate investment trusts (“REITs”) declined sharply during the reporting period amid a slowing economy, higher inflation and rising interest rates. REITs typically take on substantial debt in order to finance the purchase of the properties they manage and the sharp rise in interest rates made financing more expensive for REITs. Furthermore, higher interest rates meant increased bond yields, making dividend yields from REITs comparatively less attractive to income-oriented investors, although many REITs raised dividends during the reporting period.

U.S. REITs detracted the most from the Index’s performance, particularly diversified REITs. Diversified REITs with significant investments in residential properties declined notably, as owners and operators of apartment buildings in desirable urban markets were pressured by lingering impacts of the pandemic and a weaker economic outlook. Investors questioned the sustainability of rental growth rates in already high-rent areas, especially amid recession concerns. Diversified REITs with a substantial office property component contended with weak office leasing rates, as some businesses allowed workers to continue to work from home and many technology companies laid off employees. In addition, REITs that build and manage offices and laboratories for the biotechnology industry scaled back development due to high input costs and supply shortages. A slowdown in e-commerce weighed on diversified REITs focused on industrial properties, particularly warehouses and logistics facilities used for order fulfilment. Growth prospects for data centers, which house computer servers and other equipment that organizations use to store, process, and distribute data, also dimmed amid forecasts that large technology companies may increasingly build their own facilities.

REITs in the U.K. further weighed on the Index’s performance. Diversified REITs invested in warehouse properties declined after e-commerce companies warned against excess warehouse capacity. Australian diversified REITs also detracted slightly from the Index’s return.

Portfolio Information

INDUSTRY ALLOCATION
Industry	Percent of Total Investments	(a)
Retail REITs	18.8%
Industrial REITs	18.2
Multi-Family Residential REITs	11.0
Diversified REITs	9.0
Health Care REITs	8.5
Office REITs	8.4
Self Storage REITs	7.2
Data Center REITs	7.2
Single-Family Residential REITs	4.4
Other Specialized REITs	4.0
Hotel & Resort REITs	3.1
Other (each representing less than 1%)	0.2

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments	(a)
United States	70.0%
Japan	7.6
United Kingdom	4.8
Australia	4.2
Singapore	3.5
Canada	2.8
France	1.7
Hong Kong	1.4
Belgium	1.1
Mexico	0.6

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2023	iShares® International Developed Real Estate ETF

Investment Objective

The iShares International Developed Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed non-U.S. markets, as represented by the FTSE EPRA Nareit Developed ex-U.S. Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(13.44)%	(3.02)%	(0.27)%	(13.44)%	(14.23)%	(2.68)%
Fund Market	(13.17)	(2.90)	(0.30)	(13.17)	(13.67)	(2.97)
Index	(14.12)	(2.95)	(0.09)	(14.12)	(13.89)	(0.92)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,124.50	$ 2.53		$ 1,000.00	$ 1,022.40	$ 2.41		0.48%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023 (continued)	iShares® International Developed Real Estate ETF

Portfolio Management Commentary

International developed real estate stocks declined sharply during the reporting period amid a slowing global economy, higher inflation, and rising interest rates. The sharp rise in interest rates made financing more expensive for real estate investment trusts (“REITs”), which typically take on substantial debt in order to finance the purchase of the properties they manage. Furthermore, higher interest rates meant increased bond yields, making dividend yields from REITs comparatively less attractive to income-oriented investors.

REITs in the U.K. detracted the most from the Index’s performance. Diversified REITs invested in industrial properties declined after e-commerce companies warned about excess warehouse capacity even as the industry continued to build more units. The suspension of trading in a REIT specializing in homeless shelters further weighed on U.K. diversified REITs. A short-selling firm questioned the REIT’s finances, including its property valuations, leading to a delayed annual report and delisting from several benchmarks.

German real estate operating companies further detracted from the Index’s return. The stock price of one of Germany’s largest housing developers fell sharply after police raided its offices and arrested several employees on charges of bribery. Declining property valuations, particularly among office buildings, and higher interest rates significantly constrained real estate operating companies, pressuring profitability and leading to lowered dividends.

Declines among Sweden’s real estate operating companies also weighed on the Index’s performance. Rising interest rates, high levels of debt, financing challenges, and declining property values weakened the industry, leading to sales of some property assets to pay down debt and strengthen balance sheets.

Japanese diversified real estate activities firms detracted slightly from the Index amid weaker commercial rents. Additionally, many new office buildings neared completion, adding supply into the market at a time of modest demand.

Portfolio Information

INDUSTRY ALLOCATION
Industry	Percent of Total Investments	(a)
Real Estate Operating Companies	18.8%
Retail REITs	16.0
Diversified REITs	13.5
Industrial REITs	13.1
Diversified Real Estate Activities	13.0
Office REITs	9.6
Multi-Family Residential REITs	5.0
Real Estate Development	2.9
Health Care REITs	2.4
Homebuilding	1.9
Hotel & Resort REITs	1.6
Self Storage REITs	1.2
Other (each representing less than 1%)	1.0

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments	(a)
Japan	27.7%
Hong Kong	12.9
United Kingdom	11.3
Australia	9.7
Singapore	9.6
Canada	6.9
Sweden	4.3
Germany	4.2
France	3.8
Switzerland	3.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2023	iShares® Environmentally Aware Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Data Center REITs — 8.2%
Digital Realty Trust Inc.	1,854	$183,824
Equinix Inc.	753	545,232
Keppel DC REIT	7,500	12,127

		741,183

Diversified Real Estate Activities — 5.4%
Allreal Holding AG, Registered	63	11,180
City Developments Ltd.	2,100	10,986
Heiwa Real Estate Co. Ltd.	300	8,584
Mitsubishi Estate Co. Ltd.	7,800	96,130
Mitsui Fudosan Co. Ltd.	5,100	101,296
New World Development Co. Ltd.	12,000	32,002
Nomura Real Estate Holdings Inc.	600	14,951
Peach Property Group AG	50	781
Sumitomo Realty & Development Co. Ltd.	1,800	42,029
Sun Hung Kai Properties Ltd.	10,000	139,233
Tokyo Tatemono Co. Ltd.	1,200	15,198
UOL Group Ltd.	3,000	15,651

		488,021

Diversified REITs — 6.8%
Abacus Property Group	2,697	4,775
Abrdn Property Income Trust	1,956	1,352
Activia Properties Inc.	3	8,742
Alexander & Baldwin Inc.	387	7,442
American Assets Trust Inc.	351	6,388
Argosy Property Ltd.	4,323	2,996
Armada Hoffler Properties Inc.	363	4,254
Artis REIT	420	2,182
Balanced Commercial Property Trust Ltd.	1,929	1,998
British Land Co. PLC (The)	7,263	36,593
Broadstone Net Lease Inc.	780	12,613
Charter Hall Long Wale REIT	3,477	10,065
Cromwell European Real Estate Investment Trust	2,400	4,073
CT Property Trust Ltd.	813	677
Custodian Reit PLC	2,010	2,387
Daiwa House REIT Investment Corp	15	31,915
Empire State Realty Trust Inc., Class A	1,641	10,026
Essential Properties Realty Trust Inc.	795	19,676
Global Net Lease Inc.	540	6,080
GPT Group (The)	13,347	39,247
Growthpoint Properties Australia Ltd.	1,524	3,303
H&R Real Estate Investment Trust	1,257	10,901
Heiwa Real Estate REIT Inc.	6	7,027
Hulic Reit Inc.	6	6,913
ICADE	144	6,763
Land Securities Group PLC	2,919	24,770
Lar Espana Real Estate SOCIMI SA	891	5,037
LXI REIT PLC	3,807	5,050
Merlin Properties SOCIMI SA	3,687	32,600
Mirvac Group	27,093	43,496
NIPPON REIT Investment Corp	3	7,042
Nomura Real Estate Master Fund Inc.	21	24,572
NTT UD REIT Investment Corp	6	5,782
OUE Commercial Real Estate Investment Trust	25,200	6,153
Picton Property Income Ltd. (The)	2,436	2,338
Schroder REIT Ltd.	3,483	2,036
Sekisui House Reit Inc.	24	13,604
Star Asia Investment Corp	6	2,456
Stockland	15,504	45,960

Security	Shares	Value

Diversified REITs (continued)
Stride Property Group	2,178	$1,739
Sunlight REIT	9,000	3,490
Suntec REIT	21,600	21,896
Takara Leben Real Estate Investment Corp	3	2,018
Tokyu REIT Inc.	6	8,016
UK Commercial Property REIT Ltd.	4,029	2,720
Unibail-Rodamco-Westfield, New(a)	477	25,580
United Urban Investment Corp	12	13,324
WP Carey Inc.	879	65,222

		613,289

Health Care Facilities — 0.1%
Chartwell Retirement Residences	1,506	9,848

Health Care REITs — 5.4%
Aedifica SA	228	19,045
Assura PLC	6,840	4,375
CareTrust REIT Inc.	393	7,660
Cofinimmo SA	129	12,324
Community Healthcare Trust Inc.	57	2,040
Healthcare Realty Trust Inc.	870	17,209
Healthpeak Properties Inc.	1,995	43,830
Impact Healthcare Reit PLC	741	913
LTC Properties Inc.	93	3,111
Medical Properties Trust Inc.	1,614	14,155
National Health Investors Inc.	222	11,049
NorthWest Healthcare Properties REIT	379	2,280
Omega Healthcare Investors Inc.	600	16,056
Parkway Life REIT	1,500	4,369
Physicians Realty Trust	468	6,748
Primary Health Properties PLC	3,189	4,278
Sabra Health Care REIT Inc.	615	7,011
Target Healthcare REIT PLC	1,497	1,452
Universal Health Realty Income Trust	54	2,349
Ventas Inc.	2,655	127,573
Vital Healthcare Property Trust	1,299	1,873
Welltower Inc.	2,238	177,294

		486,994

Homebuilding — 0.7%
Sekisui House Ltd.	3,300	67,844

Hotel & Resort REITs — 2.3%
Apple Hospitality REIT Inc.	885	13,178
CapitaLand Ascott Trust	8,080	6,560
CDL Hospitality Trusts	4,500	4,269
DiamondRock Hospitality Co	1,293	10,486
Far East Hospitality Trust	4,800	2,235
Host Hotels & Resorts Inc.	4,112	66,491
Hotel Property Investments Ltd.	2,010	4,564
Invincible Investment Corp	12	5,181
Japan Hotel REIT Investment Corp	9	5,085
Park Hotels & Resorts Inc.	1,041	12,544
Pebblebrook Hotel Trust(b)	678	9,648
RLJ Lodging Trust	801	8,090
Ryman Hospitality Properties Inc.	294	26,360
Service Properties Trust	447	3,920
Summit Hotel Properties Inc.	465	2,995
Sunstone Hotel Investors Inc.	1,422	13,552
Xenia Hotels & Resorts Inc.	779	9,862

		205,020

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) April 30, 2023	iShares® Environmentally Aware Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial REITs — 15.0%
Advance Logistics Investment Corp.	3	$3,041
AIMS APAC REIT	4,200	4,327
Americold Realty Trust Inc.	1,410	41,722
CapitaLand Ascendas REIT	27,600	59,393
Centuria Industrial REIT	2,742	5,702
CRE Logistics REIT Inc.	3	4,131
Dexus Industria REIT	1,230	2,279
Dream Industrial REIT	966	10,581
EastGroup Properties Inc.	234	38,975
ESR Kendall Square REIT Co. Ltd.	861	2,424
ESR-LOGOS REIT	54,100	13,207
First Industrial Realty Trust Inc.	594	31,167
Frasers Logistics & Commercial Trust	20,100	20,400
GLP J-Reit	45	51,416
Goodman Property Trust	5,502	7,442
Granite REIT	267	16,605
Industrial & Infrastructure Fund Investment Corp.	12	13,752
Innovative Industrial Properties Inc.	105	7,198
Intervest Offices & Warehouses NV	171	3,531
Japan Logistics Fund Inc.	6	14,249
LaSalle Logiport REIT	12	14,256
LondonMetric Property PLC	4,419	10,717
LXP Industrial Trust	1,500	14,100
Mapletree Industrial Trust	15,600	27,887
Mapletree Logistics Trust	20,700	27,089
Mitsubishi Estate Logistics REIT Investment Corp.	2	6,133
Mitsui Fudosan Logistics Park Inc.	6	22,545
Montea NV	57	4,994
Nippon Prologis REIT Inc.	33	75,176
Prologis Inc.	4,806	601,952
Rexford Industrial Realty Inc.	705	39,318
Segro PLC	5,646	59,441
SOSiLA Logistics REIT Inc.	3	2,983
STAG Industrial Inc.	846	28,654
Terreno Realty Corp.	360	22,172
Tritax Big Box REIT PLC	11,322	22,120
Urban Logistics REIT PLC	2,208	3,924
Warehouse REIT PLC	1,995	2,743
Warehouses De Pauw CVA	666	19,915

		1,357,661

Multi-Family Residential REITs — 11.4%
Advance Residence Investment Corp.	9	23,351
Apartment Income REIT Corp.	963	35,612
Apartment Investment & Management Co., Class A	804	6,295
AvalonBay Communities Inc.	1,098	198,046
Boardwalk REIT	171	7,320
Camden Property Trust	675	74,284
Canadian Apartment Properties REIT	846	30,990
Centerspace	84	4,736
Civitas Social Housing PLC	2,811	1,883
Comforia Residential REIT Inc.	3	7,506
Daiwa Securities Living Investments Corp.	9	7,652
Elme Communities	831	14,318
Empiric Student Property PLC	3,342	3,881
Equity Residential	3,279	207,397
Essex Property Trust Inc.	462	101,515
Independence Realty Trust Inc.	939	15,634
Ingenia Communities Group	2,661	7,584
InterRent REIT	627	5,998
Irish Residential Properties REIT PLC	2,940	3,346

Security	Shares	Value

Multi-Family Residential REITs (continued)
Kenedix Residential Next Investment Corp.	6	$9,413
Killam Apartment REIT	543	6,745
Mid-America Apartment Communities Inc.	714	109,813
NexPoint Residential Trust Inc.	129	5,538
Nippon Accommodations Fund Inc.	3	14,583
Residential Secure Income PLC, NVS(c)	819	684
Samty Residential Investment Corp.	3	2,554
Triple Point Social Housing REIT PLC(c)	1,578	933
UDR Inc.	2,322	95,968
UNITE Group PLC (The)	2,181	26,317
Veris Residential Inc.(a)	270	4,415
Xior Student Housing NV	100	3,176

		1,037,487

Office REITs — 8.2%
Alexandria Real Estate Equities Inc.	951	118,095
Allied Properties REIT	483	8,121
Boston Properties Inc.	1,600	85,376
Brandywine Realty Trust	1,653	6,496
Centuria Office REIT	1,968	1,863
Champion REIT	24,000	10,018
CLS Holdings PLC	663	1,130
Corporate Office Properties Trust	672	15,382
Cousins Properties Inc.	1,755	38,276
Covivio	243	13,817
Cromwell Property Group	9,939	3,766
Daiwa Office Investment Corp.	1	4,347
Derwent London PLC	486	14,672
Dexus	6,747	34,970
Douglas Emmett Inc.	993	12,790
Easterly Government Properties Inc.	519	7,302
Gecina SA	282	31,393
Global One Real Estate Investment Corp.	3	2,321
Great Portland Estates PLC	1,170	7,845
Highwoods Properties Inc.	804	18,428
Hudson Pacific Properties Inc.	1,780	9,897
Ichigo Office REIT Investment Corp.	6	3,883
Inmobiliaria Colonial SOCIMI SA	3,096	19,791
Japan Excellent Inc.	6	5,134
Japan Prime Realty Investment Corp.	3	7,800
Japan Real Estate Investment Corp.	6	23,774
JBG SMITH Properties	1,617	23,075
JR REIT XXVII	770	2,543
Kenedix Office Investment Corp.	6	13,265
Keppel Pacific Oak US REIT	6,900	2,484
Keppel REIT	28,800	18,834
Kilroy Realty Corp.	1,062	31,053
Mirai Corp.	6	2,004
Mori Hills REIT Investment Corp.	18	20,343
Mori Trust Sogo REIT Inc.	6	3,158
Nippon Building Fund Inc.	6	25,159
NSI NV	93	2,137
One REIT Inc.	1	1,769
Orix JREIT Inc.	15	19,390
Paramount Group Inc.	1,926	8,340
Piedmont Office Realty Trust Inc., Class A	1,359	8,847
Precinct Properties New Zealand Ltd.	6,618	5,075
Prime U.S. REIT	2,400	626
Prosperity REIT	9,000	2,183
Regional REIT Ltd.(c)	909	634
Sankei Real Estate Inc.	3	1,848

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Environmentally Aware Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Office REITs (continued)
SL Green Realty Corp.	768	$18,179
Vornado Realty Trust	1,369	20,549
Workspace Group PLC	357	2,142

		740,324

Other Specialized REITs — 3.0%
Arena REIT	2,172	5,399
Charter Hall Social Infrastructure REIT	822	1,654
EPR Properties	267	11,203
Four Corners Property Trust Inc.	450	11,480
Gaming and Leisure Properties Inc.	1,041	54,132
Safehold Inc.	189	5,239
VICI Properties Inc.	5,472	185,720

		274,827

Real Estate Development — 1.6%
CK Asset Holdings Ltd.	16,500	97,566
Lifestyle Communities Ltd.(b)	627	7,099
Sino Land Co. Ltd.	28,000	37,732

		142,397

Real Estate Operating Companies — 8.1%
Aberdeen Standard European Logistics Income PLC(c)	2,172	1,948
ADLER Group SA(a)(c)	888	540
Aeon Mall Co. Ltd.	600	8,089
Amot Investments Ltd.	978	5,183
Aroundtown SA	5,828	7,940
Atrium Ljungberg AB, Class B	504	9,373
Azrieli Group Ltd.	270	15,745
CA Immobilien Anlagen AG(a)	327	9,487
Capitaland Investment Ltd/Singapore	20,700	57,944
Castellum AB(b)	1,704	20,714
Catena AB	159	6,099
Cibus Nordic Real Estate AB	210	2,246
Citycon OYJ	900	6,801
Corem Property Group AB, Class B	2,706	2,147
Deutsche EuroShop AG	81	1,830
Deutsche Wohnen SE	315	7,132
Dios Fastigheter AB	510	3,640
Entra ASA(c)	393	3,993
Fabege AB	2,124	17,034
Fastighets AB Balder, Class B(a)	3,795	17,669
Grainger PLC	3,561	11,573
Grand City Properties SA	591	4,936
Helical PLC	384	1,448
Hiag Immobilien Holding AG	15	1,395
Hongkong Land Holdings Ltd.	10,500	46,729
Hufvudstaden AB, Class A	1,461	20,834
Hulic Co. Ltd.	1,800	15,498
Hysan Development Co. Ltd.	6,000	16,956
Intershop Holding AG	6	4,213
Kennedy-Wilson Holdings Inc.	645	10,823
Kojamo OYJ	912	11,324
LEG Immobilien SE	423	26,329
Mobimo Holding AG, Registered	30	8,046
NP3 Fastigheter AB	99	1,906
Nyfosa AB	909	6,229
Pandox AB	237	2,824
Phoenix Spree Deutschland Ltd.	375	952
Platzer Fastigheter Holding AB, Class B	249	2,098
PSP Swiss Property AG, Registered	165	19,431
Sagax AB, Class B	732	17,955

Security	Shares	Value

Real Estate Operating Companies (continued)
Samhallsbyggnadsbolaget i Norden AB(b)	5,823	$6,850
Shurgard Self Storage Ltd.	117	6,050
Sirius Real Estate Ltd.	5,184	5,248
Stendorren Fastigheter AB, NVS(a)	69	1,356
Swire Properties Ltd.	16,200	43,541
Swiss Prime Site AG, Registered	294	26,613
TAG Immobilien AG	966	8,272
Tricon Residential Inc.	852	6,829
VGP NV	36	3,769
Vonovia SE	4,605	99,876
Wallenstam AB, Class B	1,788	7,095
Wharf Real Estate Investment Co. Ltd.	13,000	74,967
Wihlborgs Fastigheter AB	1,380	11,154

		738,673

Retail REITs — 15.2%
Acadia Realty Trust	148	1,999
AEON REIT Investment Corp.	6	6,879
Agree Realty Corp.	347	23,592
Ascencio	36	1,997
Brixmor Property Group Inc.	983	20,967
BWP Trust	3,828	9,868
Capital & Counties Properties PLC	6,962	10,307
CapitaLand Integrated Commercial Trust	81,000	123,682
Carmila SA	420	7,109
Charter Hall Retail REIT	3,765	9,692
Choice Properties REIT	1,200	12,967
Crombie REIT	501	5,702
Eurocommercial Properties NV	399	9,569
Federal Realty Investment Trust	492	48,654
First Capital Real Estate Investment Trust	1,284	15,078
Fortune REIT	9,000	7,529
Frasers Centrepoint Trust	15,900	26,421
Frontier Real Estate Investment Corp.	2	7,226
Fukuoka REIT Corp.	3	3,605
Getty Realty Corp.	134	4,466
Hamborner REIT AG	456	3,597
Hammerson PLC	33,168	11,696
HomeCo Daily Needs REIT	7,716	6,168
Immobiliare Grande Distribuzione SIIQ SpA	348	1,139
InvenTrust Properties Corp.	261	5,886
Japan Metropolitan Fund Invest	12	8,787
Kenedix Retail REIT Corp.	3	5,398
Kimco Realty Corp.	2,787	53,482
Kite Realty Group Trust	1,134	23,496
Kiwi Property Group Ltd.	5,787	3,300
Klepierre SA	1,800	45,594
Lendlease Global Commercial REIT	27,600	14,521
Link REIT	16,200	105,962
LOTTE Reit Co. Ltd.	1,115	3,007
Macerich Co. (The)	858	8,571
Mapletree Pan Asia Commercial Trust	31,800	42,124
Mercialys SA	516	5,189
National Retail Properties Inc.	532	23,142
Necessity Retail REIT Inc. (The)	675	3,719
NETSTREIT Corp.	480	8,746
NewRiver REIT PLC	2,121	2,159
PARAGON REIT	13,800	9,686
Phillips Edison & Co. Inc.(b)	942	29,711
Prinmaris REIT	330	3,254
Realty Income Corp.	2,031	127,628

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) April 30, 2023	iShares® Environmentally Aware Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Retail REITs (continued)
Regency Centers Corp.	727	$44,660
Region RE Ltd.	8,112	13,275
Retail Estates NV	60	4,445
Retail Opportunity Investments Corp.	489	6,372
RioCan REIT	1,497	23,181
RPT Realty	354	3,292
Scentre Group	38,487	73,860
Simon Property Group Inc.	1,284	145,503
SITE Centers Corp.	735	9,070
SmartCentres Real Estate Investment Trust	540	10,434
Spirit Realty Capital Inc.	438	16,845
Starhill Global REIT	12,300	4,848
Supermarket Income Reit PLC	9,084	9,996
Tanger Factory Outlet Centers Inc.	678	13,296
Urban Edge Properties	450	6,601
Vastned Retail NV	81	1,845
Vicinity Ltd.	45,096	63,043
Waypoint REIT Ltd.	5,403	9,384
Wereldhave NV	282	4,331

		1,377,552

Self Storage REITs — 4.7%
Big Yellow Group PLC	837	12,884
CubeSmart	945	42,988
Extra Space Storage Inc.	588	89,400
Life Storage Inc.	348	46,764
National Storage Affiliates Trust	366	14,109
National Storage REIT	5,769	9,609
Public Storage	687	202,548
Safestore Holdings PLC	945	11,780

		430,082

Single-Family Residential REITs — 3.4%
American Homes 4 Rent, Class A	1,429	47,529

Security	Shares	Value

Single-Family Residential REITs (continued)
Equity LifeStyle Properties Inc.	1,038	$71,518
Invitation Homes Inc.	3,072	102,513
PRS REIT PLC (The)	2,934	3,178
Sun Communities Inc.	585	81,274
Tritax EuroBox PLC(c)	5,097	4,199

		310,211

Total Long-Term Investments — 99.5% (Cost: $9,023,526)		9,021,413

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.02%(d)(e)(f)	66,715	66,735

Total Short -Term Investments — 0.7% (Cost: $66,735)		66,735

Total Investments — 100.2% (Cost: $9,090,261)		9,088,148

Liabilities in Excess of Other Assets — (0.2)%		(19,094)

Net Assets — 100.0%		$9,069,054

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 11/15/22	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$66,735	(b)	$—	$—	$—	$66,735	66,715	$65	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(d)	—		—		—	—	—	—	—	151		—

						$—	$—	$66,735		$216		$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Environmentally Aware Real Estate ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate Index	1	06/16/23	$33	$851

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$851	$—	$—	$—	$851

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(975)	$—	$—	$—	$(975)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$851	$—	$—	$—	$851

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$34,655

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$5,502,602	$3,518,811	$—	$9,021,413
Short-Term Securities
Money Market Funds	66,735	—	—	66,735

	$5,569,337	$3,518,811	$—	$9,088,148

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) April 30, 2023	iShares® Environmentally Aware Real Estate ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Equity Contracts	$851	$—	$—	$851

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2023	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 4.1%
Abacus Property Group	1,104,225	$1,955,209
Arena REIT	708,059	1,760,177
BWP Trust	1,060,180	2,732,857
Centuria Industrial REIT	1,149,430	2,390,361
Centuria Office REIT	1,019,885	965,269
Charter Hall Long Wale REIT	1,431,478	4,143,815
Charter Hall Retail REIT	1,099,128	2,829,292
Charter Hall Social Infrastructure REIT	727,316	1,463,101
Cromwell Property Group	3,139,390	1,189,623
Dexus	2,345,152	12,154,888
Dexus Industria REIT	462,384	856,789
GPT Group (The)	4,176,243	12,280,333
Growthpoint Properties Australia Ltd.	615,747	1,334,725
HomeCo Daily Needs REIT	3,771,127	3,014,583
Hotel Property Investments Ltd.	427,056	969,765
Mirvac Group	8,648,905	13,885,174
National Storage REIT	2,507,817	4,176,969
Region RE Ltd.	2,512,767	4,112,041
Scentre Group	11,364,640	21,809,819
Stockland	5,233,526	15,514,136
Vicinity Ltd.	8,287,581	11,585,786
Waypoint REIT Ltd.	1,464,961	2,544,298

		123,669,010

Belgium — 1.1%
Aedifica SA	88,108	7,359,828
Ascencio	11,252	624,284
Cofinimmo SA	71,444	6,825,379
Home Invest Belgium SA, NVS	21,242	459,226
Intervest Offices & Warehouses NV	51,839	1,070,455
Montea NV	31,956	2,799,762
Retail Estates NV	24,302	1,800,503
Warehouses De Pauw CVA	343,007	10,256,485
Xior Student Housing NV	60,015	1,905,996

		33,101,918

Canada — 2.7%
Allied Properties REIT	275,628	4,634,318
Artis REIT	173,250	900,233
Boardwalk REIT	81,904	3,506,242
Canadian Apartment Properties REIT	368,998	13,516,899
Choice Properties REIT	558,456	6,034,466
Crombie REIT	231,115	2,630,397
Dream Industrial REIT(a)	533,455	5,843,062
First Capital Real Estate Investment Trust	466,990	5,483,862
Granite REIT	130,036	8,087,119
H&R Real Estate Investment Trust	572,259	4,962,943
InterRent REIT	287,089	2,746,188
Killam Apartment REIT	247,689	3,076,802
NorthWest Healthcare Properties REIT	472,393	2,841,645
Prinmaris REIT	220,384	2,173,178
RioCan REIT	655,383	10,148,677
SmartCentres Real Estate Investment Trust	285,812	5,522,795

		82,108,826

China — 0.0%
Yuexiu REIT(a)	4,122,000	1,083,944

France — 1.7%
ARGAN SA, NVS	21,478	1,675,687
Carmila SA	130,348	2,206,222

Security	Shares	Value

France (continued)
Covivio	109,217	$6,209,962
Gecina SA	113,242	12,606,396
ICADE	70,882	3,329,038
Klepierre SA	408,006	10,334,841
Mercialys SA	201,114	2,022,278
Unibail-Rodamco-Westfield, New(b)	225,450	12,089,983

		50,474,407

Germany — 0.0%
Hamborner REIT AG	157,525	1,242,653

Guernsey — 0.1%
Shurgard Self Storage Ltd.(a)	55,205	2,854,467

Hong Kong — 1.4%
Champion REIT(a)	4,329,000	1,806,965
Fortune REIT	3,085,000	2,580,811
Link REIT	5,541,620	36,247,106
Prosperity REIT	2,601,000	630,919
Sunlight REIT	2,460,000	953,946

		42,219,747

India — 0.3%
Brookfield India Real Estate Trust(c)	331,285	1,118,062
Embassy Office Parks REIT	1,328,328	5,351,375
Mindspace Business Parks REIT(c)	268,709	1,043,131

		7,512,568

Ireland — 0.0%
Irish Residential Properties REIT PLC	972,658	1,106,901

Italy — 0.0%
Immobiliare Grande Distribuzione SIIQ SpA	144,085	471,393

Japan — 7.6%
Activia Properties Inc.	1,602	4,667,997
Advance Logistics Investment Corp.	1,433	1,452,480
Advance Residence Investment Corp.	2,816	7,306,401
AEON REIT Investment Corp.	3,857	4,421,853
Comforia Residential REIT Inc.	1,475	3,690,182
CRE Logistics REIT Inc.	1,153	1,587,620
Daiwa House REIT Investment Corp.	4,687	9,972,381
Daiwa Office Investment Corp.	588	2,555,926
Daiwa Securities Living Investments Corp.	4,520	3,843,141
Frontier Real Estate Investment Corp.	1,056	3,815,292
Fukuoka REIT Corp.	1,583	1,901,992
Global One Real Estate Investment Corp.	2,256	1,745,644
GLP J-Reit	9,780	11,174,382
Hankyu Hanshin REIT Inc.	1,452	1,556,043
Health Care & Medical Investment Corp.	769	924,279
Heiwa Real Estate REIT Inc.	2,109	2,470,145
Hoshino Resorts REIT Inc.	573	2,984,089
Hulic Reit Inc.	2,838	3,269,955
Ichigo Office REIT Investment Corp.	2,579	1,668,999
Industrial & Infrastructure Fund Investment Corp.	4,140	4,744,508
Invincible Investment Corp.	10,623	4,586,560
Japan Excellent Inc.(a)	2,676	2,289,787
Japan Hotel REIT Investment Corp.	9,764	5,516,593
Japan Logistics Fund Inc.	1,955	4,642,817
Japan Metropolitan Fund Invest	15,111	11,064,507
Japan Prime Realty Investment Corp.	1,996	5,189,937
Japan Real Estate Investment Corp.	2,831	11,217,551
Kenedix Office Investment Corp.	1,642	3,630,180
Kenedix Residential Next Investment Corp.	2,320	3,639,755

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) April 30, 2023	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Kenedix Retail REIT Corp.	1,369	$2,463,126
LaSalle Logiport REIT(a)	3,899	4,632,021
Mirai Corp.	3,583	1,196,585
Mitsubishi Estate Logistics REIT Investment Corp.	1,062	3,256,772
Mitsui Fudosan Logistics Park Inc.	1,166	4,381,329
Mori Hills REIT Investment Corp.	3,449	3,898,047
Mori Trust Sogo REIT Inc.	5,570	2,931,606
Nippon Accommodations Fund Inc.	1,018	4,948,518
Nippon Building Fund Inc.	3,355	14,068,240
Nippon Prologis REIT Inc.	5,196	11,836,861
NIPPON REIT Investment Corp.	948	2,225,350
Nomura Real Estate Master Fund Inc.	9,793	11,458,846
NTT UD REIT Investment Corp.	2,939	2,832,461
One REIT Inc.	534	944,842
Orix JREIT Inc.	5,799	7,496,319
Samty Residential Investment Corp.	877	746,711
Sankei Real Estate Inc.	1,007	620,245
Sekisui House Reit Inc.	9,037	5,122,525
SOSiLA Logistics REIT Inc.	1,545	1,536,425
Star Asia Investment Corp.	3,774	1,544,813
Starts Proceed Investment Corp.	539	912,726
Takara Leben Real Estate Investment Corp.(a)	1,296	871,573
Tokyu REIT Inc.	2,101	2,806,796
United Urban Investment Corp.	6,462	7,174,882

		227,438,615

Malaysia — 0.1%
Axis Real Estate Investment Trust	2,734,600	1,164,833
Sunway REIT	4,271,100	1,543,107

		2,707,940

Mexico — 0.6%
Concentradora Fibra Danhos SA de CV(a)	520,715	692,761
FIBRA Macquarie Mexico(c)	1,586,950	2,609,096
Fibra Uno Administracion SA de CV	6,254,231	8,640,680
PLA Administradora Industrial S. de RL de CV(a)	1,696,409	3,179,676
Prologis Property Mexico SA de CV	1,183,406	4,088,064

		19,210,277

Netherlands — 0.2%
Eurocommercial Properties NV	112,029	2,686,669
NSI NV	39,085	897,963
Vastned Retail NV	37,561	855,719
Wereldhave NV	88,506	1,359,236

		5,799,587

New Zealand — 0.3%
Argosy Property Ltd.	1,837,537	1,273,654
Goodman Property Trust	2,461,855	3,329,684
Kiwi Property Group Ltd.	3,450,522	1,967,559
Stride Property Group	1,058,948	845,394
Vital Healthcare Property Trust	1,046,880	1,509,772

		8,926,063

Philippines — 0.0%
AREIT Inc.	1,345,520	818,706

Saudi Arabia — 0.2%
Al Maather REIT Fund	102,839	248,961
Al Rajhi REIT	250,815	661,541
Alahli REIT Fund 1	98,457	256,728
Alinma Retail REIT Fund, NVS	197,034	267,391
Al-Jazira Reit Fund	27,392	121,484
Alkhabeer REIT	223,181	403,760

Security	Shares	Value

Saudi Arabia (continued)
Bonyan REIT, NVS	142,576	$370,628
Derayah REIT	241,900	634,228
Jadwa REIT Saudi Fund	388,343	1,397,222
Musharaka Real Estate Income Fund, NVS	179,196	366,741
Riyad REIT Fund	322,939	793,851
Sedco Capital REIT Fund	155,646	418,584
Taleem REIT	69,164	210,831

		6,151,950

Singapore — 3.5%
AIMS APAC REIT	1,226,000	1,263,019
CapitaLand Ascendas REIT	7,432,514	15,994,201
CapitaLand Ascott Trust(a)	4,312,732	3,501,524
CapitaLand China Trust	2,487,630	2,074,665
CapitaLand Integrated Commercial Trust	11,091,826	16,936,533
CDL Hospitality Trusts	1,910,300	1,812,040
Cromwell European Real Estate Investment Trust(a)	688,100	1,167,655
ESR-LOGOS REIT(a)	12,536,142	3,060,252
Far East Hospitality Trust	2,142,600	997,849
First REIT(a)	2,477,000	501,210
Frasers Centrepoint Trust	2,345,370	3,897,234
Frasers Logistics & Commercial Trust	6,248,200	6,341,543
Keppel DC REIT	2,764,233	4,469,380
Keppel Pacific Oak US REIT	1,886,800	679,248
Keppel REIT(a)	4,771,600	3,120,520
Lendlease Global Commercial REIT	4,139,291	2,177,738
Manulife US Real Estate Investment Trust	3,558,200	639,056
Mapletree Industrial Trust	4,101,010	7,331,036
Mapletree Logistics Trust	7,043,813	9,218,017
Mapletree Pan Asia Commercial Trust	5,036,291	6,671,316
OUE Commercial Real Estate Investment Trust	4,754,700	1,160,847
PARAGON REIT	2,355,100	1,653,066
Parkway Life REIT	839,300	2,444,402
Prime U.S. REIT	1,414,900	368,865
Sasseur Real Estate Investment Trust	1,119,500	605,806
Starhill Global REIT	3,138,100	1,237,004
Suntec REIT	4,646,000	4,709,575

		104,033,601

South Africa — 0.5%
Attacq Ltd.	1,569,085	775,050
Emira Property Fund Ltd.	516,387	283,424
Equites Property Fund Ltd.	1,628,869	1,389,113
Growthpoint Properties Ltd.	7,501,668	5,220,513
Hyprop Investments Ltd.	778,089	1,358,598
Investec Property Fund Ltd.	1,296,876	623,890
Redefine Properties Ltd.	14,383,535	3,051,402
SA Corporate Real Estate Ltd.	5,456,150	557,770
Stor-Age Property REIT Ltd.(a)	883,236	637,346

		13,897,106

South Korea — 0.1%
ESR Kendall Square REIT Co. Ltd.	265,016	746,064
JR REIT XXVII	253,138	836,188
LOTTE Reit Co. Ltd.	266,969	719,918
SK REITs Co. Ltd.	242,953	896,406

		3,198,576

Spain — 0.4%
Inmobiliaria Colonial SOCIMI SA	753,551	4,817,059
Lar Espana Real Estate SOCIMI SA	133,749	756,050
Merlin Properties SOCIMI SA	725,408	6,413,912

		11,987,021

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Turkey — 0.1%
AKIS Gayrimenkul Yatirimi AS(b)	836,092	$184,829
Alarko Gayrimenkul Yatirim Ortakligi AS	66,039	199,725
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	4,067,783	1,259,542
Is Gayrimenkul Yatirim Ortakligi AS(b)	937,097	396,489
Ozak Gayrimenkul Yatirim Ortakligi(b)	412,788	227,949

		2,268,534

United Kingdom — 4.7%
Abrdn Property Income Trust	834,773	577,006
Assura PLC	6,321,788	4,043,959
Balanced Commercial Property Trust Ltd.	1,184,390	1,226,466
Big Yellow Group PLC	369,404	5,686,204
British Land Co. PLC (The)	2,015,473	10,154,437
Capital & Counties Properties PLC	2,958,536	4,379,970
Civitas Social Housing PLC	1,347,218	902,431
CLS Holdings PLC	362,348	617,497
CT Property Trust Ltd.	534,549	444,913
Custodian Reit PLC	890,712	1,057,835
Derwent London PLC	242,027	7,306,812
Empiric Student Property PLC	1,283,125	1,490,013
Great Portland Estates PLC	480,314	3,220,391
Hammerson PLC	8,712,578	3,072,440
Helical PLC	223,555	842,858
Home Reit PLC(d)	1,719,812	729,161
Impact Healthcare Reit PLC	679,500	836,883
Land Securities Group PLC	1,619,099	13,739,398
LondonMetric Property PLC	2,063,739	5,005,081
LXI REIT PLC	3,286,108	4,358,655
NewRiver REIT PLC	664,204	676,138
Picton Property Income Ltd. (The)	1,181,631	1,133,900
Primary Health Properties PLC	2,866,506	3,845,254
PRS REIT PLC (The)	1,128,905	1,222,964
Regional REIT Ltd.(c)	957,809	668,068
Residential Secure Income PLC, NVS(c)	405,211	338,141
Safestore Holdings PLC	462,358	5,763,444
Schroder REIT Ltd.	1,094,380	639,812
Segro PLC	2,629,574	27,683,956
Sirius Real Estate Ltd.	2,512,056	2,542,985
Supermarket Income Reit PLC	2,700,372	2,971,457
Target Healthcare REIT PLC	1,338,903	1,299,019
Triple Point Social Housing REIT PLC(c)	812,906	480,672
Tritax Big Box REIT PLC	4,118,896	8,047,315
UK Commercial Property REIT Ltd.	1,615,790	1,090,836
UNITE Group PLC (The)	702,526	8,476,873
Urban Logistics REIT PLC	1,009,821	1,794,497
Warehouse REIT PLC	867,621	1,192,879
Workspace Group PLC	309,145	1,854,785

		141,415,405

United States — 69.6%
Acadia Realty Trust	173,334	2,341,742
Agree Realty Corp.	190,671	12,963,721
Alexander & Baldwin Inc.	158,208	3,042,340
Alexandria Real Estate Equities Inc.	375,780	46,664,360
American Assets Trust Inc.	110,303	2,007,515
American Homes 4 Rent, Class A	673,133	22,388,404
Americold Realty Trust Inc.	588,935	17,426,587
Apartment Income REIT Corp.	327,344	12,105,181
Apartment Investment & Management Co., Class A	324,722	2,542,573
Apple Hospitality REIT Inc.	466,718	6,949,431
Armada Hoffler Properties Inc.	145,218	1,701,955

Security	Shares	Value

United States (continued)
AvalonBay Communities Inc.	305,535	$55,109,348
Boston Properties Inc.	343,081	18,306,802
Brandywine Realty Trust	356,340	1,400,416
Brixmor Property Group Inc.	653,636	13,942,056
Broadstone Net Lease Inc.	380,174	6,147,414
Camden Property Trust	226,607	24,938,100
CareTrust REIT Inc.	215,065	4,191,617
Centerspace	33,313	1,878,187
Community Healthcare Trust Inc.	51,693	1,850,092
Corporate Office Properties Trust	243,456	5,572,708
Cousins Properties Inc.	332,835	7,259,131
CubeSmart	488,833	22,237,013
DiamondRock Hospitality Co.	454,328	3,684,600
Digital Realty Trust Inc.	627,581	62,224,656
Douglas Emmett Inc.	373,807	4,814,634
Easterly Government Properties Inc.(a)	198,604	2,794,358
EastGroup Properties Inc.	90,164	15,017,716
Elme Communities	188,982	3,256,160
Empire State Realty Trust Inc., Class A(a)	292,950	1,789,925
EPR Properties	161,219	6,764,749
Equinix Inc.	202,182	146,395,943
Equity LifeStyle Properties Inc.	389,177	26,814,295
Equity Residential	810,040	51,235,030
Essential Properties Realty Trust Inc.	304,130	7,527,217
Essex Property Trust Inc.	140,378	30,845,258
Extra Space Storage Inc.	289,823	44,064,689
Federal Realty Investment Trust	175,697	17,374,676
First Industrial Realty Trust Inc.	288,597	15,142,685
Four Corners Property Trust Inc.	184,658	4,710,626
Gaming and Leisure Properties Inc.	533,360	27,734,720
Getty Realty Corp.(a)	86,985	2,899,210
Global Net Lease Inc.	224,684	2,529,942
Healthcare Realty Trust Inc.	830,760	16,432,433
Healthpeak Properties Inc.	1,197,089	26,300,045
Highwoods Properties Inc.	229,682	5,264,311
Host Hotels & Resorts Inc.	1,546,925	25,013,777
Hudson Pacific Properties Inc.	307,930	1,712,091
Independence Realty Trust Inc.	491,361	8,181,161
Innovative Industrial Properties Inc.	60,699	4,160,916
InvenTrust Properties Corp.	150,523	3,394,294
Invitation Homes Inc.	1,334,805	44,542,443
JBG SMITH Properties	233,533	3,332,516
Kilroy Realty Corp.	252,657	7,387,691
Kimco Realty Corp.	1,319,770	25,326,386
Kite Realty Group Trust	476,320	9,869,350
Life Storage Inc.	183,852	24,706,032
LTC Properties Inc.	86,175	2,882,554
LXP Industrial Trust	590,538	5,551,057
Macerich Co. (The)	462,971	4,625,080
Medical Properties Trust Inc.	1,301,302	11,412,419
Mid-America Apartment Communities Inc.	251,256	38,643,173
National Health Investors Inc.	90,735	4,515,881
National Retail Properties Inc.	394,837	17,175,409
National Storage Affiliates Trust	185,291	7,142,968
Necessity Retail REIT Inc. (The)	290,249	1,599,272
NETSTREIT Corp.	119,830	2,183,303
NexPoint Residential Trust Inc.	49,252	2,114,388
Office Properties Income Trust	104,278	679,893
Omega Healthcare Investors Inc.	515,109	13,784,317
Paramount Group Inc.	416,662	1,804,146

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2023	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Park Hotels & Resorts Inc.	485,691	$5,852,577
Pebblebrook Hotel Trust(a)	282,426	4,018,922
Phillips Edison & Co. Inc.(a)	254,039	8,012,390
Physicians Realty Trust	493,042	7,109,666
Piedmont Office Realty Trust Inc., Class A	266,154	1,732,663
Prologis Inc.	2,015,424	252,431,856
Public Storage	342,067	100,851,614
Realty Income Corp.	1,372,919	86,274,230
Regency Centers Corp.	374,600	23,011,678
Retail Opportunity Investments Corp.	267,098	3,480,287
Rexford Industrial Realty Inc.(a)	428,203	23,880,881
RLJ Lodging Trust	348,505	3,519,900
RPT Realty	180,316	1,676,939
Ryman Hospitality Properties Inc.	117,476	10,532,898
Sabra Health Care REIT Inc.	506,490	5,773,986
Safehold Inc.	85,967	2,383,005
Service Properties Trust	357,457	3,134,898
Simon Property Group Inc.	713,602	80,865,379
SITE Centers Corp.	422,608	5,214,983
SL Green Realty Corp.	141,992	3,360,951
Spirit Realty Capital Inc.	305,503	11,749,645
STAG Industrial Inc.	393,434	13,325,610
Summit Hotel Properties Inc.(a)	229,242	1,476,318
Sun Communities Inc.	266,258	36,991,224
Sunstone Hotel Investors Inc.	459,086	4,375,090
Tanger Factory Outlet Centers Inc.	220,215	4,318,416
Terreno Realty Corp.	174,976	10,776,772
UDR Inc.	717,762	29,665,103
Universal Health Realty Income Trust	28,040	1,219,740
Urban Edge Properties	248,788	3,649,720
Ventas Inc.	873,696	41,981,093
Veris Residential Inc.(b)	185,107	3,026,499
VICI Properties Inc.	2,193,119	74,434,459
Vornado Realty Trust	388,464	5,830,845
Welltower Inc.	1,034,852	81,980,975
WP Carey Inc.	456,902	33,902,128
Xenia Hotels & Resorts Inc.	244,400	3,094,104

		2,085,242,532

Total Common Stocks — 99.3% (Cost: $3,271,198,228)		2,978,941,747

Security	Shares	Value

Preferred Stocks

Bermuda — 0.0%
Brookfield Property Partners LP, 6.25%	4,436	$66,629

Total Preferred Stocks — 0.0% (Cost: $109,587)		66,629

Total Long-Term Investments — 99.3% (Cost: $3,271,307,815)		2,979,008,376

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.02%(e)(f)(g)	15,713,276	15,717,990
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(e)(f)	7,630,000	7,630,000

Total Short-Term Securities — 0.8% (Cost: $23,348,735)		23,347,990

Total Investments — 100.1% (Cost: $3,294,656,550)		3,002,356,366

Liabilities in Excess of Other Assets — (0.1)%		(4,453,467)

Net Assets — 100.0%		$2,997,902,899

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Global REIT ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$3,161,788	$12,550,591	(a)	$—	$9,686	$(4,075)	$15,717,990	15,713,276	$188,280	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,030,000	1,600,000	(a)	—	—	—	7,630,000	7,630,000	204,615		4

					$9,686	$(4,075)	$23,347,990		$392,895		$4

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
SPI 200 Index	22	06/15/23	$2,684	$89,365
Dow Jones U.S. Real Estate Index	460	06/16/23	15,304	308,603

				$397,968

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$397,968	$—	$—	$—	$397,968

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(2,501,710)	$—	$—	$—	$(2,501,710)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$933,461	$—	$—	$—	$933,461

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) April 30, 2023	iShares® Global REIT ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$16,072,800

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$2,246,887,213	$731,325,373	$729,161	$2,978,941,747
Preferred Stocks	66,629	—	—	66,629
Short-Term Securities
Money Market Funds	23,347,990	—	—	23,347,990

	$2,270,301,832	$731,325,373	$729,161	$3,002,356,366

Derivative Financial Instruments(a)
Assets
Equity Contracts	$308,603	$89,365	$—	$397,968

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2023	iShares® International Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 9.6%
Abacus Property Group	121,865	$215,782
Arena REIT	79,579	197,827
BWP Trust	118,637	305,814
Centuria Industrial REIT	126,818	263,731
Centuria Office REIT	113,428	107,354
Charter Hall Long Wale REIT	159,092	460,536
Charter Hall Retail REIT	119,439	307,451
Charter Hall Social Infrastructure REIT	81,333	163,613
Cromwell Property Group	350,899	132,968
Dexus	261,798	1,356,895
Dexus Industria REIT	52,108	96,555
GPT Group (The)	466,619	1,372,103
Growthpoint Properties Australia Ltd.	68,145	147,715
HomeCo Daily Needs REIT	418,597	334,620
Hotel Property Investments Ltd.	46,421	105,413
Ingenia Communities Group	89,234	254,332
Lifestyle Communities Ltd.	22,751	257,591
Mirvac Group	958,639	1,539,024
National Storage REIT	278,964	464,637
Region RE Ltd.	278,216	455,289
Scentre Group	1,261,687	2,421,297
Stockland	579,611	1,718,185
Vicinity Ltd.	918,835	1,284,503
Waypoint REIT Ltd.	162,612	282,419

		14,245,654

Austria — 0.2%
CA Immobilien Anlagen AG(a)	10,132	293,946

Belgium — 2.7%
Aedifica SA	9,671	807,837
Ascencio	1,293	71,738
Cofinimmo SA	8,015	765,710
Home Invest Belgium SA, NVS	2,357	50,955
Intervest Offices & Warehouses NV	6,346	131,042
Montea NV	3,538	309,975
Retail Estates NV	2,746	203,448
VGP NV	2,417	253,035
Warehouses De Pauw CVA	38,013	1,136,653
Xior Student Housing NV	6,697	212,688

		3,943,081

Canada — 6.9%
Allied Properties REIT	30,880	519,206
Artis REIT	19,150	99,506
Boardwalk REIT	9,094	389,307
Canadian Apartment Properties REIT	41,127	1,506,538
Chartwell Retirement Residences	57,147	373,711
Choice Properties REIT	62,422	674,509
Crombie REIT	24,920	283,623
Dream Industrial REIT(b)	59,860	655,661
First Capital Real Estate Investment Trust	51,566	605,539
Granite REIT	14,495	901,464
H&R Real Estate Investment Trust	63,692	552,372
InterRent REIT	31,580	302,083
Killam Apartment REIT	27,488	341,457
NorthWest Healthcare Properties REIT	51,764	311,382
Prinmaris REIT	23,655	233,259
RioCan REIT	72,701	1,125,783
SmartCentres Real Estate Investment Trust	31,343	605,646

Security	Shares	Value

Canada (continued)
StorageVault Canada Inc., NVS	58,267	$249,006
Tricon Residential Inc.	58,652	470,134

		10,200,186

Finland — 0.5%
Citycon OYJ	17,708	133,806
Kojamo OYJ	47,600	591,029

		724,835

France — 3.8%
ARGAN SA, NVS	2,369	184,826
Carmila SA	13,835	234,166
Covivio	12,198	693,565
Gecina SA	12,574	1,399,771
ICADE	7,932	372,534
Klepierre SA	45,471	1,151,786
Mercialys SA	21,407	215,256
Unibail-Rodamco-Westfield, New(a)	24,911	1,335,877

		5,587,781

Germany — 4.2%
ADLER Group SA(a)(b)(c)	20,569	12,511
Aroundtown SA(b)	166,428	226,740
Deutsche EuroShop AG	2,886	65,189
Deutsche Wohnen SE	11,994	271,574
DIC Asset AG	12,643	96,241
Grand City Properties SA	23,098	192,904
Hamborner REIT AG	17,482	137,909
LEG Immobilien SE	17,998	1,120,254
TAG Immobilien AG	36,708	314,327
Vonovia SE	172,122	3,733,072

		6,170,721

Guernsey — 0.2%
Shurgard Self Storage Ltd.	6,095	315,152

Hong Kong — 12.8%
Champion REIT	483,000	201,609
CK Asset Holdings Ltd.	475,000	2,808,733
Fortune REIT	332,000	277,740
Hongkong Land Holdings Ltd.(b)	270,400	1,203,398
Hysan Development Co. Ltd.	148,000	418,255
Link REIT	615,140	4,023,561
New World Development Co. Ltd.	342,333	912,960
Prosperity REIT	282,000	68,404
Sino Land Co. Ltd.	920,800	1,240,843
Sun Hung Kai Properties Ltd.	345,500	4,810,493
Sunlight REIT(b)	262,000	101,599
Swire Properties Ltd.	256,000	688,059
Wharf Real Estate Investment Co. Ltd.	376,900	2,173,475

		18,929,129

Ireland — 0.1%
Irish Residential Properties REIT PLC	108,406	123,368

Israel — 0.5%
Amot Investments Ltd.	40,855	216,510
Azrieli Group Ltd.	8,887	518,256

		734,766

Italy — 0.0%
Immobiliare Grande Distribuzione SIIQ SpA	16,657	54,495

Japan — 27.4%
Activia Properties Inc.	177	515,753

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2023	iShares® International Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Advance Logistics Investment Corp.	161	$163,189
Advance Residence Investment Corp.	314	814,705
Aeon Mall Co. Ltd.	28,900	389,645
AEON REIT Investment Corp.	426	488,387
Comforia Residential REIT Inc.	162	405,295
CRE Logistics REIT Inc.	129	177,626
Daiwa House REIT Investment Corp.	517	1,100,004
Daiwa Office Investment Corp.	65	282,543
Daiwa Securities Living Investments Corp.	501	425,977
Frontier Real Estate Investment Corp.	118	426,330
Fukuoka REIT Corp.	173	207,861
Global One Real Estate Investment Corp.	248	191,897
GLP J-Reit	1,077	1,230,553
Hankyu Hanshin REIT Inc.	162	173,608
Health Care & Medical Investment Corp.	87	104,567
Heiwa Real Estate Co. Ltd.	7,700	220,332
Heiwa Real Estate REIT Inc.	235	275,241
Hoshino Resorts REIT Inc.	61	317,678
Hulic Co. Ltd.	100,500	865,310
Hulic Reit Inc.	311	358,335
Ichigo Office REIT Investment Corp.	285	184,438
Industrial & Infrastructure Fund Investment Corp.	460	527,168
Invincible Investment Corp.	1,182	510,337
Japan Excellent Inc.	300	256,703
Japan Hotel REIT Investment Corp.	1,086	613,583
Japan Logistics Fund Inc.	216	512,966
Japan Metropolitan Fund Invest	1,667	1,220,603
Japan Prime Realty Investment Corp.	224	582,438
Japan Real Estate Investment Corp.	315	1,248,156
Kenedix Office Investment Corp.	182	402,371
Kenedix Residential Next Investment Corp.	255	400,059
Kenedix Retail REIT Corp.	147	264,485
LaSalle Logiport REIT	435	516,781
Mirai Corp.	392	130,913
Mitsubishi Estate Co. Ltd.	270,600	3,334,956
Mitsubishi Estate Logistics REIT Investment Corp.	117	358,797
Mitsui Fudosan Co. Ltd.	221,000	4,389,504
Mitsui Fudosan Logistics Park Inc.	130	488,484
Mori Hills REIT Investment Corp.	382	431,735
Mori Trust Sogo REIT Inc.	614	323,161
Nippon Accommodations Fund Inc.	113	549,295
Nippon Building Fund Inc.	371	1,555,683
Nippon Prologis REIT Inc.	578	1,316,725
NIPPON REIT Investment Corp.	105	246,479
Nomura Real Estate Holdings Inc.	26,300	655,370
Nomura Real Estate Master Fund Inc.	1,092	1,277,756
NTT UD REIT Investment Corp.	326	314,182
One REIT Inc.	60	106,162
Orix JREIT Inc.	638	824,737
Samty Residential Investment Corp.	105	89,401
Sankei Real Estate Inc.	116	71,448
Sekisui House Ltd.	134,800	2,771,305
Sekisui House Reit Inc.	997	565,139
SOSiLA Logistics REIT Inc.	170	169,056
Star Asia Investment Corp.	417	170,691
Starts Proceed Investment Corp.	61	103,296
Sumitomo Realty & Development Co. Ltd.	96,100	2,243,861
Takara Leben Real Estate Investment Corp.	144	96,841
Tokyo Tatemono Co. Ltd.	47,900	606,653
Tokyu REIT Inc.	225	300,585

Security	Shares	Value

Japan (continued)
United Urban Investment Corp.	721	$800,540

		40,667,679

Netherlands — 0.4%
Eurocommercial Properties NV	12,381	296,920
NSI NV	4,350	99,940
Vastned Retail NV	4,243	96,665
Wereldhave NV	9,885	151,809

		645,334

New Zealand — 0.8%
Argosy Property Ltd.	205,146	142,193
Goodman Property Trust	267,635	361,979
Kiwi Property Group Ltd.	380,126	216,756
Precinct Properties New Zealand Ltd.	323,580	248,126
Stride Property Group	117,715	93,976
Vital Healthcare Property Trust	116,134	167,484

		1,230,514

Norway — 0.1%
Entra ASA(c)	13,275	134,895

Singapore — 9.5%
AIMS APAC REIT(b)	137,900	142,064
CapitaLand Ascendas REIT	830,390	1,786,936
CapitaLand Ascott Trust	521,623	423,508
CapitaLand Integrated Commercial Trust	1,230,007	1,878,145
Capitaland Investment Ltd/Singapore	619,700	1,734,679
CDL Hospitality Trusts	210,121	199,313
City Developments Ltd.	113,600	594,274
Cromwell European Real Estate Investment Trust	75,900	128,797
ESR-LOGOS REIT	1,389,020	339,080
Far East Hospitality Trust	239,600	111,586
Frasers Centrepoint Trust(b)	262,849	436,769
Frasers Logistics & Commercial Trust	685,600	695,842
Keppel DC REIT(b)	309,571	500,533
Keppel Pacific Oak US REIT	208,000	74,880
Keppel REIT	526,900	344,581
Lendlease Global Commercial REIT	438,747	230,831
Manulife US Real Estate Investment Trust	385,200	69,182
Mapletree Industrial Trust	458,845	820,239
Mapletree Logistics Trust	780,360	1,021,233
Mapletree Pan Asia Commercial Trust	554,517	734,540
OUE Commercial Real Estate Investment Trust	526,600	128,568
PARAGON REIT	261,365	183,454
Parkway Life REIT	94,500	275,224
Prime U.S. REIT	158,500	41,321
Starhill Global REIT	349,200	137,651
Suntec REIT	510,400	517,384
UOL Group Ltd.	119,600	623,938

		14,174,552

South Korea — 0.2%
ESR Kendall Square REIT Co. Ltd.	29,946	84,303
JR REIT XXVII	28,012	92,532
LOTTE Reit Co. Ltd.	29,130	78,553
SK REITs Co. Ltd.	27,069	99,874

		355,262

Spain — 0.9%
Inmobiliaria Colonial SOCIMI SA	82,494	527,341
Lar Espana Real Estate SOCIMI SA	13,908	78,619
Merlin Properties SOCIMI SA	81,189	717,857

		1,323,817

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® International Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden — 4.2%
Atrium Ljungberg AB, Class B	10,880	$202,342
Castellum AB(b)	62,620	761,215
Catena AB	8,064	309,337
Cibus Nordic Real Estate AB	11,536	123,390
Corem Property Group AB, Class B	162,365	128,849
Dios Fastigheter AB	21,597	154,126
Fabege AB	61,224	490,998
Fastighets AB Balder, Class B(a)	150,941	702,754
Hufvudstaden AB, Class A	26,047	371,428
NP3 Fastigheter AB	6,711	129,179
Nyfosa AB	44,044	301,828
Pandox AB	21,607	257,457
Platzer Fastigheter Holding AB, Class B	13,393	112,836
Sagax AB, Class B	41,720	1,023,340
Samhallsbyggnadsbolaget i Norden AB(b)	269,343	316,830
Stendorren Fastigheter AB, NVS(a)	3,359	66,017
Wallenstam AB, Class B	80,731	320,347
Wihlborgs Fastigheter AB	64,865	524,300

		6,296,573

Switzerland — 2.9%
Allreal Holding AG, Registered	3,562	632,109
Hiag Immobilien Holding AG	861	80,071
Intershop Holding AG	264	185,378
Mobimo Holding AG, Registered	1,723	462,088
Peach Property Group AG(b)	2,956	46,179
PSP Swiss Property AG, Registered	10,967	1,291,487
Swiss Prime Site AG, Registered	18,439	1,669,091

		4,366,403

United Kingdom — 11.2%
Aberdeen Standard European Logistics Income PLC(c)	95,628	85,781
Abrdn Property Income Trust	96,076	66,409
Assura PLC	703,549	450,050
Balanced Commercial Property Trust Ltd.	131,701	136,380
Big Yellow Group PLC	41,259	635,096
British Land Co. PLC (The)	224,601	1,131,594
Capital & Counties Properties PLC	329,666	488,055
Civitas Social Housing PLC	146,285	97,989
CLS Holdings PLC	40,112	68,357
CT Property Trust Ltd.	56,604	47,112
Custodian Reit PLC	100,385	119,220
Derwent London PLC	27,062	817,004
Empiric Student Property PLC	141,470	164,280
Grainger PLC	177,999	578,489
Great Portland Estates PLC	51,900	347,977
Hammerson PLC	954,113	336,462
Helical PLC	24,824	93,593
Home Reit PLC(d)	191,393	81,146
Impact Healthcare Reit PLC	77,273	95,171
Land Securities Group PLC	179,304	1,521,543
LondonMetric Property PLC	229,654	556,968
LXI REIT PLC	369,654	490,305

Security	Shares	Value

United Kingdom (continued)
NewRiver REIT PLC	76,684	$78,062
Phoenix Spree Deutschland Ltd.	22,301	56,614
Picton Property Income Ltd. (The)	129,794	124,551
Primary Health Properties PLC	318,748	427,582
PRS REIT PLC (The)	125,722	136,197
Regional REIT Ltd.(c)	107,091	74,696
Residential Secure Income PLC, NVS(c)	44,828	37,408
Safestore Holdings PLC	51,171	637,863
Schroder REIT Ltd.	113,962	66,626
Segro PLC	291,731	3,071,322
Sirius Real Estate Ltd.	278,176	281,601
Supermarket Income Reit PLC	299,727	329,816
Target Healthcare REIT PLC	150,983	146,485
Triple Point Social Housing REIT PLC(c)	88,057	52,068
Tritax Big Box REIT PLC	452,364	883,809
Tritax EuroBox PLC(c)	199,674	164,487
UK Commercial Property REIT Ltd.	180,865	122,104
UNITE Group PLC (The)	77,763	938,310
Urban Logistics REIT PLC	112,829	200,502
Warehouse REIT PLC	95,981	131,963
Workspace Group PLC	34,615	207,681

		16,578,728

Total Long-Term Investments — 99.1% (Cost: $202,946,144)		147,096,871

Short-Term Securities

Money Market Funds — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.02%(e)(f)(g)	2,371,017	2,371,728
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(e)(f)	50,000	50,000

Total Short-Term Securities — 1.6% (Cost: $2,422,059)		2,421,728

Total Investments — 100.7% (Cost: $205,368,203)		149,518,599

Liabilities in Excess of Other Assets — (0.7)%		(1,009,183)

Net Assets — 100.0%		$148,509,416

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2023	iShares® International Developed Real Estate ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$11,157,806	$—	$(8,786,482	)(a)	$757	$(353)	$2,371,728	2,371,017	$70,377	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	80,000	—	(30,000	)(a)	—	—	50,000	50,000	1,844		—

					$757	$(353)	$2,421,728		$72,221		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Singapore Index	11	05/30/23	$247	$(2,705)
TOPIX Index	2	06/08/23	303	5,526
Dow Jones U.S. Real Estate Index	18	06/16/23	599	17,888
Euro STOXX 50 Index	5	06/16/23	238	6,278

				$26,987

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$29,692	$—	$—	$—	$29,692

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$2,705	$—	$—	$—	$2,705

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® International Developed Real Estate ETF

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(82,702)	$—	$—	$—	$(82,702)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$27,253	$—	$—	$—	$27,253

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,194,211

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$15,598,582	$131,417,143	$81,146	$147,096,871
Short-Term Securities
Money Market Funds	2,421,728	—	—	2,421,728

	$18,020,310	$131,417,143	$81,146	$149,518,599

Derivative Financial Instruments(a)
Assets
Equity Contracts	$17,888	$11,804	$—	$29,692
Liabilities
Equity Contracts	—	(2,705)	—	(2,705)

	$17,888	$9,099	$—	26,987

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Statements of Assets and Liabilities

April 30, 2023

	iShares Environmentally Aware Real Estate ETF	iShares Global REIT ETF	iShares International Developed Real Estate ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$9,021,413	$2,979,008,376	$147,096,871
Investments, at value — affiliated(c)	66,735	23,347,990	2,421,728
Cash	6,172	41,460	18,868
Cash pledged for futures contracts	3,000	1,083,000	51,000
Foreign currency collateral pledged for futures contracts(d)	—	179,983	39,784
Foreign currency, at value(e)	16,845	2,708,593	296,236
Receivables:
Securities lending income — affiliated	65	6,040	4,250
Dividends — unaffiliated	23,629	6,698,543	837,032
Dividends — affiliated	25	28,848	156
Tax reclaims	623	696,213	163,023
Variation margin on futures contracts	390	180,715	13,327

Total assets	9,138,897	3,013,979,761	150,942,275

LIABILITIES
Collateral on securities loaned, at value	66,735	15,736,144	2,375,353
Payables:
Investments purchased	913	—	—
Investment advisory fees	2,195	340,718	57,506

Total liabilities	69,843	16,076,862	2,432,859

NET ASSETS	$9,069,054	$2,997,902,899	$148,509,416

NET ASSETS CONSIST OF
Paid-in capital	$8,978,314	$3,454,846,599	$300,525,700
Accumulated earnings (loss)	90,740	(456,943,700)	(152,016,284)

NET ASSETS	$9,069,054	$2,997,902,899	$148,509,416

NET ASSET VALUE

Shares outstanding	360,000	128,950,000	6,900,000

Net asset value	$25.19	$23.25	$21.52

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — unaffiliated	$9,023,526	$3,271,307,815	$202,946,144
(b) Securities loaned, at value	$64,928	$14,719,268	$2,306,280
(c) Investments, at cost — affiliated	$66,735	$23,348,735	$2,422,059
(d) Foreign currency collateral pledged, at cost	$—	$186,400	$40,184
(e) Foreign currency, at cost	$16,862	$2,723,634	$298,207

See notes to financial statements.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended April 30, 2023

	iShares Environmentally Aware Real Estate ETF (a)	iShares Global REIT ETF	iShares International Developed Real Estate ETF

INVESTMENT INCOME
Dividends — unaffiliated	$178,720	$125,613,187	$7,960,782
Dividends — affiliated	151	204,615	1,844
Interest — unaffiliated	110	39,168	728
Securities lending income — affiliated — net	65	188,280	70,377
Foreign taxes withheld	(9,266)	(5,487,046)	(735,965)

Total investment income	169,780	120,558,204	7,297,766

EXPENSES
Investment advisory	12,353	4,130,419	815,345

Total expenses	12,353	4,130,419	815,345

Net investment income	157,427	116,427,785	6,482,421

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(7,571)	(53,261,972)	(7,947,539)
Investments — affiliated	—	9,686	757
Capital gain distributions from underlying funds — affiliated	—	4	—
Foreign currency transactions	(71)	(368,330)	(90,912)
Futures contracts	(975)	(2,501,710)	(82,702)
In-kind redemptions — unaffiliated(b)	—	63,447,019	(7,069,009)

	(8,617)	7,324,697	(15,189,405)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	(2,113)	(586,130,301)	(20,529,801)
Investments — affiliated	—	(4,075)	(353)
Foreign currency translations	(11)	292,623	57,052
Futures contracts	851	933,461	27,253

	(1,273)	(584,908,292)	(20,445,849)

Net realized and unrealized loss	(9,890)	(577,583,595)	(35,635,254)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$147,537	$(461,155,810)	$(29,152,833)

(a) For the period from November 15, 2022 (commencement of operations) to April 30, 2023.
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of reduction in deferred foreign capital gain tax of	$—	$3,433	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Changes in Net Assets

	iShares Environmentally Aware Real Estate ETF	iShares Global REIT ETF
	Period From 11/15/22 to 04/30/23 (a)	Year Ended 04/30/23	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$157,427	$116,427,785	$79,321,859
Net realized gain (loss)	(8,617)	7,324,697	95,039,341
Net change in unrealized appreciation (depreciation)	(1,273)	(584,908,292)	(24,496,433)

Net increase (decrease) in net assets resulting from operations	147,537	(461,155,810)	149,864,767

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(56,797)	(69,453,870)	(101,720,806)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	8,978,314	66,934,776	330,213,243

NET ASSETS
Total increase (decrease) in net assets	9,069,054	(463,674,904)	378,357,204
Beginning of period	—	3,461,577,803	3,083,220,599

End of period	$9,069,054	$2,997,902,899	$3,461,577,803

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares International Developed Real Estate ETF
	Year Ended 04/30/23	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,482,421	$7,050,272
Net realized gain (loss)	(15,189,405)	2,984,182
Net change in unrealized appreciation (depreciation)	(20,445,849)	(31,835,406)

Net decrease in net assets resulting from operations	(29,152,833)	(21,800,952)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,488,984)	(8,046,901)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(31,833,293)	(13,681,531)

NET ASSETS
Total decrease in net assets	(64,475,110)	(43,529,384)
Beginning of year	212,984,526	256,513,910

End of year	$148,509,416	$212,984,526

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Financial Highlights

(For a share outstanding throughout the period)

	iShares Environmentally Aware Real Estate ETF
	Period From 11/15/22 to 04/30/23	(a)

Net asset value, beginning of period	$24.94

Net investment income(b)	0.44
Net realized and unrealized loss(c)	(0.03)

Net increase from investment operations	0.41

Distributions from net investment income(d)	(0.16)

Net asset value, end of period	$25.19

Total Return(e)
Based on net asset value	1.64	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.30	%(h)

Net investment income	3.82	%(h)

Supplemental Data
Net assets, end of period (000)	$9,069

Portfolio turnover rate(i)	4%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global REIT ETF
	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of year	$27.77	$27.22	$20.42	$26.53	$24.82

Net investment income(a)	0.94	0.68	0.66	0.88	0.98
Net realized and unrealized gain (loss)(b)	(4.89)	0.74	6.75	(5.54)	2.08

Net increase (decrease) from investment operations	(3.95)	1.42	7.41	(4.66)	3.06

Distributions from net investment income(c)	(0.57)	(0.87)	(0.61)	(1.45)	(1.35)

Net asset value, end of year	$23.25	$27.77	$27.22	$20.42	$26.53

Total Return(d)
Based on net asset value	(14.12)%	5.14%	36.95%	(18.47)%	12.77%

Ratios to Average Net Assets(e)
Total expenses	0.14%	0.14%	0.14%	0.14%	0.14%

Net investment income	3.95%	2.36%	2.91%	3.36%	3.85%

Supplemental Data
Net assets, end of year (000)	$2,997,903	$3,461,578	$3,083,221	$1,900,334	$1,637,157

Portfolio turnover rate(f)	7%	13%	6%	8%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares International Developed Real Estate ETF
	Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of year	$25.36	$28.82		$22.75	$29.65	$30.40

Net investment income(a)	0.83	0.79	(b)	0.78	0.86	0.93
Net realized and unrealized gain (loss)(c)	(4.25)	(3.35)		5.86	(5.47)	(0.55)

Net increase (decrease) from investment operations	(3.42)	(2.56)		6.64	(4.61)	0.38

Distributions from net investment income(d)	(0.42)	(0.90)		(0.57)	(2.29)	(1.13)

Net asset value, end of year	$21.52	$25.36		$28.82	$22.75	$29.65

Total Return(e)
Based on net asset value	(13.44)%	(9.24	)%(b)	29.62%	(16.93)%	1.39%

Ratios to Average Net Assets(f)
Total expenses	0.48%	0.50%		0.48%	0.48%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.48%		0.48%	N/A	0.48%

Net investment income	3.82%	2.75	%(b)	3.08%	2.99%	3.20%

Supplemental Data
Net assets, end of year (000)	$148,509	$212,985		$256,514	$259,384	$477,332

Portfolio turnover rate(g)	9%	16%		9%	10%	8%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended April 30, 2022:
•	Net investment income per share by $0.04.
•	Total return by 0.17%.
•	Ratio of net investment income to average net assets by 0.15%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Environmentally Aware Real Estate(a)	Non-Diversified
Global REIT	Diversified
International Developed Real Estate	Diversified

(a)	The Fund commenced operations on November 15, 2022.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
Environmentally Aware Real Estate
Goldman Sachs & Co. LLC	$55,380	$(55,380)	$—		$—
TD Prime Services LLC	9,548	(9,548)	—		—

	$64,928	$(64,928)	$—		$—

Global REIT
BMO Capital Markets Corp.	$1,994,993	$(1,994,993)	$—		$—
BNP Paribas SA	262,965	(262,965)	—		—
BofA Securities, Inc.	2,856,296	(2,856,296)	—		—
Citadel Clearing LLC	562,085	(562,085)	—		—
Citigroup Global Markets, Inc.	3,081,262	(3,081,262)	—		—
Goldman Sachs & Co. LLC	3,751,391	(3,751,391)	—		—
HSBC Bank PLC	40,595	(40,595)	—		—
J.P. Morgan Securities LLC	330,923	(330,923)	—		—
Jefferies LLC	773,441	(773,441)	—		—
National Financial Services LLC	906,721	(906,721)	—		—
Natixis Securities Americas LLC	27,071	(27,071)	—		—
UBS AG	131,525	(131,525)	—		—

	$14,719,268	$(14,719,268)	$—		$—

International Developed Real Estate
Barclays Capital, Inc.	$12,386	$(12,386)	$—		$—
Citigroup Global Markets, Inc.	229,332	(229,332)	—		—
Goldman Sachs & Co. LLC	354,510	(354,510)	—		—
HSBC Bank PLC	124,301	(124,301)	—		—
Morgan Stanley	834,552	(834,552)	—		—
SG Americas Securities LLC	751,199	(725,839)	—		25,360	(b)

	$2,306,280	$(2,280,920)	$—		$25,360

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of April 30, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees
Environmentally Aware Real Estate	0.30%
Global REIT	0.14
International Developed Real Estate	0.48

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the iShares Global REIT ETF(the “Group 1 Funds”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of the iShares Environmentally Aware Real Estate ETF and iShares International Developed Real Estate ETF (the “Group 2 Fund”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended April 30, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
Environmentally Aware Real Estate	$15
Global REIT	51,474
International Developed Real Estate	16,361

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Global REIT	$14,885,693	$25,916,558	$(11,001,976)
International Developed Real Estate	164,774	154,574	(76,326)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended April 30, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Environmentally Aware Real Estate	$416,011	$342,897
Global REIT	267,386,097	207,704,357
International Developed Real Estate	16,597,048	14,487,248

For the year ended April 30, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Environmentally Aware Real Estate	$8,964,814	$—
Global REIT	303,412,237	244,693,946
International Developed Real Estate	4,238,010	34,700,759

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2023, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Global REIT	$57,167,763	$(57,167,763)
International Developed Real Estate	(9,193,029)	9,193,029

The tax character of distributions paid was as follows:

iShares ETF		Period Ended 04/30/23
Environmentally Aware Real Estate
Ordinary income		$56,797

iShares ETF	Year Ended 04/30/23	Year Ended 04/30/22
Global REIT
Ordinary income	$69,453,870	$101,720,806

International Developed Real Estate
Ordinary income	$3,488,984	$8,046,901

As of April 30, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
Environmentally Aware Real Estate	$145,907	$(6,160)	$(49,007)	$90,740
Global REIT	16,500,604	(118,241,339)	(355,202,965)	(456,943,700)
International Developed Real Estate	—	(92,810,171)	(59,206,113)	(152,016,284)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, timing and recognition of partnership income, characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of realized gains/losses for tax purposes.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Environmentally Aware Real Estate	$9,137,144	$352,809	$(401,805)	$(48,996)
Global REIT	3,357,632,047	196,678,753	(551,865,069)	(355,186,316)
International Developed Real Estate	208,724,226	2,184,076	(61,386,275)	(59,202,199)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the the Funds invest.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Period Ended 04/30/23
iShares ETF	Shares	Amount
Environmentally Aware Real Estate(a)
Shares sold	360,000	$8,978,314

	Year Ended 04/30/23		Year Ended 04/30/22
iShares ETF	Shares	Amount	Shares	Amount
Global REIT
Shares sold	14,400,000	$325,705,239	24,250,000	$697,331,384
Shares redeemed	(10,100,000)	(258,770,463)	(12,850,000)	(367,118,141)

	4,300,000	$66,934,776	11,400,000	$330,213,243

International Developed Real Estate
Shares sold	200,000	$4,481,991	900,000	$25,486,316
Shares redeemed	(1,700,000)	(36,315,284)	(1,400,000)	(39,167,847)

	(1,500,000)	$(31,833,293)	(500,000)	$(13,681,531)

(a)	The Fund commenced operations on November 15, 2022.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the three funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares Environmentally Aware Real Estate ETF(1) iShares Global REIT ETF(2) iShares International Developed Real Estate ETF(2)

(1)	Statement of operations and statement of changes in net assets for the period November 15, 2022 (commencement of operations) to April 30, 2023.
(2)	Statements of operations for the year ended April 30, 2023 and statements of changes in net assets for each of the two years in the period ended April 30, 2023.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2023:

iShares ETF	Qualified Dividend Income
Environmentally Aware Real Estate	$38,864
Global REIT	31,287,497
International Developed Real Estate	3,905,705

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2023:

iShares ETF	Qualified Business Income
Environmentally Aware Real Estate	$14,734
Global REIT	35,179,912

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended April 30, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
International Developed Real Estate	$7,939,930	$509,552

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
Global REIT	10.82%

I M P O R T A N T T A X I N F O R M A T I O N	45

Board Review and Approval of Investment Advisory Contract

iShares Environmentally Aware Real Estate ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on June 13-15, 2022, the Board, including the Independent Board Members, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the overall fund expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board considered information that it had previously received regarding economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA(or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	47

Statement Regarding Liquidity Risk Management Program  (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Global REIT ETF and iShares International Developed Real Estate ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40Act Liquidity Risk Management Committee (the “Committee”).At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, the imposition of capital controls in certain non-U.S. countries, Russian sanctions and the closure of the Russian securities market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

April 30, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Environmentally Aware Real Estate(a)	$0.157769	$—	$0.000001	$0.157770	100%	—%	0	%(b)	100%
Global REIT	0.569726	—	—	0.569726	100	—	—		100
International Developed Real Estate	0.420115	—	—	0.420115	100	—	—		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	49

Trustee and Officer Information  (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of April 30, 2023. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Chair (1994-2005) and Member (1992-2021) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020); Director of the Jackson Hole Center for the Arts (since 2021); Member of the Wyoming State Investment Funds Committee (since 2022).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (1967)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	51

Trustee and Officer Information  (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

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General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	53

Glossary of Terms Used in this Report

Portfolio Abbreviation

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

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Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-405-0423

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the registrant has not amended the code of ethics and there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the five series of the registrant for which the fiscal year-end is April 30, 2023 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $62,600 for the fiscal year ended April 30, 2022 and $81,400 for the fiscal year ended April 30, 2023.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2022 and April 30, 2023 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $38,800 for the fiscal year ended April 30, 2022 and $48,500 for the fiscal year ended April 30, 2023. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended April 30, 2022 and April 30, 2023 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $38,800 for the fiscal year ended April 30, 2022 and $48,500 for the fiscal year ended April 30, 2023.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a) (4) Change in Registrant’s independent public accountant – Not Applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: June 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: June 21, 2023

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: June 21, 2023